UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January     •    , 2014

Dear Shareholder,

        You are invited to attend the 2014 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on March 4, 2014 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Dolder Grand hotel, Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	12
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	21
	The Board of Directors and Board Committees	25
•	Agenda Item No. 2—Election of the Chairman of the Board of Directors	27
•	Agenda Item No. 3—Election of the Members of the Management Development & Compensation Committee	28
	Executive Officers	29
	Compensation Discussion and Analysis	32
	Management Development and Compensation Committee Report	50
	Compensation Committee Interlocks and Insider Participation	50
	Executive Officer Compensation	51
	Compensation of Non-Employee Directors	64
	Certain Relationships and Related Transactions	66
	Section 16(a) Beneficial Ownership Reporting Compliance	67
	Audit Committee Report	67
•	Agenda Item No. 4—Election of Independent Proxy	69
•	Agenda Item No. 5—Approval of Annual Report and Financial Statements for the Fiscal Year Ended September 27, 2013	70
•	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year ended September 27, 2013	73
•	Agenda Item No. 7—Election of Auditors	74
•	Agenda Item No. 8—Advisory Vote to Approve Executive Compensation	77
•	Agenda Item No. 9—Appropriation of Available Earnings for Fiscal Year 2013	79
•	Agenda Item No. 10—Declaration of Dividend	80
•	Agenda Item No. 11—Authorization Relating to Share Repurchase Program	82
•	Agenda Item No. 12—Approval of Share Capital Reduction for Shares Acquired Under Our Share Repurchase Program	84
•	Agenda Item No. 13—Approval of any Adjournments or Postponements of the Meeting	86
	Additional Information	86
	TE Connectivity 2015 Annual General Meeting of Shareholders	86
	Where You Can Find More Information	87
	Appendix A—Primary Talent Market Peer Group	A-1
•	Agenda items to be voted upon at the meeting

2014 Annual General Meeting Proxy Statement            i

TE CONNECTIVITY LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 4, 2014
Place:	The Dolder Grand hotel, Zürich, Switzerland
Agenda Items:	1. Election of twelve (12) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development & Compensation Committee;
4. Election of the independent proxy;

5. Approval of (i) the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 27, 2013;

7. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

8. Advisory vote to approve executive compensation;
9. Appropriation of available earnings for fiscal year 2013;
10. Declaration of dividend;
11. Authorization relating to share repurchase program;
12. Approval of share capital reduction for shares acquired under our share repurchase program;
13. Approval of any adjournments or postponements of the meeting; and
14. Transaction of any other business properly brought at the meeting.

2014 Annual General Meeting Proxy Statement            1

Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 7, 2014. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 12, 2014.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 12, 2014 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee ("Beneficial Owners") should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint Dr. Jvo Grundler, Ernst & Young Ltd., as independent proxy, pursuant to article 9 of the Ordinance Against Excessive Compensation at Listed Corporations (the "Ordinance"), with full rights of substitution, by appointing the independent proxy and voting electronically or submitting a proxy card with your votes. The Ordinance prohibits from acting as proxies company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretung).

2            2014 Annual General Meeting Proxy Statement

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice in person of the revocation and voting in person at the meeting, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

With regard to the items listed on the agenda, if the independent proxy does not receive instructions from a shareholder, the independent proxy will abstain from voting. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the independent proxy will vote in accordance with the general instructions of the shareholder, or if selected by the shareholder (as a general instruction) in accordance with the recommendation of the company's Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions.

Date of Availability:

Our proxy materials are being made available on or about January 17, 2014 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 7, 2014.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January     •    , 2014

2014 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON TUESDAY, MARCH 4, 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 4, 2014, at the Dolder Grand hotel, Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 7, 2014. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 7, 2014 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 12, 2014. Distribution to shareholders of the Notice of Availability of Proxy Materials, or Notice, is scheduled to begin on or about January 17, 2014.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 7, 2014 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 7, 2014 and continue to hold them at the close of business (Eastern Standard Time) on February 12, 2014. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for the proxy materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 4, 2014.

        Our proxy statement for the Annual General Meeting to be held on March 4, 2014, other proxy material and our annual report to shareholders for fiscal year 2013 is available at http://www.te.com/2014AnnualMeeting.

        Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 7, 2014. All shareholders will have the ability to access the proxy materials on the website referred to in the

4            2014 Annual General Meeting Proxy Statement

Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 7, 2014 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 12, 2014, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

What agenda items are scheduled to be voted on at the meeting?

        The thirteen agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect twelve (12) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To elect the Chairman of the Board of Directors;

    •
    Agenda Item No. 3: To elect the members of the Management Development & Compensation Committee;

    •
    Agenda Item No. 4: To elect the independent proxy;

    •
    Agenda Item No. 5: To approve (i) the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013;

    •
    Agenda Item No. 6: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 27, 2013;

    •
    Agenda Item No. 7: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 8: To cast an advisory vote to approve executive compensation;

    •
    Agenda Item No. 9: To approve the appropriation of available earnings for fiscal year 2013;

    •
    Agenda Item No. 10: To approve a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.16 per issued share to be paid in four equal quarterly installments of US$ 0.29 starting with the third fiscal quarter of 2014 and ending in the second fiscal quarter of 2015 pursuant to the terms of the dividend resolution;

    •
    Agenda Item No. 11: To approve an authorization relating to our share repurchase program;

    •
    Agenda Item No. 12: To approve a share capital reduction for shares acquired under our share repurchase program and related amendments to our articles of association; and

    •
    Agenda Item No. 13: To approve any adjournments or postponements of the meeting.

2014 Annual General Meeting Proxy Statement            5

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 27, 2013), where they are by law precluded from voting their shares. On January [    •    ], 2014, our directors and executive officers and their affiliates beneficially owned approximately [    •    ]% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided to you. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 12, 2014 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 12, 2014 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 7, 2014, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 12, 2014?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 7, 2014 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 12, 2014.

6            2014 Annual General Meeting Proxy Statement

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 12, 2014.

        Registration at the meeting will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time) and close at 1:45 p.m., Central European Time (7:45 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to vote by the Internet or complete and mail the proxy card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Internet:    You can vote over the Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf.

        By Mail:    You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., in the postage pre-paid return envelope provided with the proxy card.

2014 Annual General Meeting Proxy Statement            7

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014.

        If you have voted electronically or timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted by the independent proxy as you have indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, the independent proxy will abstain from voting your shares. If any other matters are properly presented at the meeting, the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the general instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the company's Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a valid proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by Internet?

        Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee.

Can I vote by telephone?

        If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Can I appoint TE Connectivity officers as my proxy?

        In accordance with recently-enacted Swiss regulations, shareholders may not appoint company officers as proxies.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development & Compensation Committee) and Agenda Item No. 8 (Advisory Vote to Approve Executive Compensation).

8            2014 Annual General Meeting Proxy Statement

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no direction as to how your shares are to be voted, the independent proxy will abstain from voting your shares.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development & Compensation Committee) and Agenda Item No. 8 (Advisory Vote to Approve Executive Compensation) and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3 and No. 8.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January [    •    ], 2014, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 12, 2014 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 12, 2014 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of twelve (12) director nominees proposed by the Board of Directors;

  •
  Agenda Item No. 2: Election of the Chairman of the Board of Directors;

  •
  Agenda Item No. 3: Election of the members of the Management Development & Compensation Committee;

  •
  Agenda Item No. 4: Election of the independent proxy;

  •
  Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal

2014 Annual General Meeting Proxy Statement            9

    year ended September 27, 2013, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013;

  •
  Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 8: Advisory vote to approve executive compensation;

  •
  Agenda Item No. 9: Appropriation of available earnings for fiscal year 2013;

  •
  Agenda Item No. 10: Declaration of dividend;

  •
  Agenda Item No. 11: Authorization relating to share repurchase program;

  •
  Agenda Item No. 12: Approval of share capital reduction for shares acquired under our share repurchase program; and

  •
  Agenda Item No. 13: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 27, 2013.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014; or (iii) either voted via the Internet or submitted a proxy card to the independent proxy, you may appear in person at the meeting and give notice in person of the revocation of your prior vote by the applicable method and vote in person by ballot.

        Written revocations to the independent proxy should be directed to the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland.

10            2014 Annual General Meeting Proxy Statement

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 12, 2014, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact Innisfree M&A Incorporated, whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for Innisfree is below:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 888-750-5834 (U.S. and Canada)
    or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

2014 Annual General Meeting Proxy Statement            11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of September 27, 2013 by each current director and nominee, each executive officer named in the Summary Compensation Table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	3,699,541
Terrence R. Curtin(2)(4)	774,061
Joseph B. Donahue(2)(4)	605,835
Robert W. Hau(2)(4)	37,767
Robert N. Shaddock(2)(4)(5)	333,907
Pierre R. Brondeau(3)(6)	27,135
Juergen W. Gromer(3)(6)	108,768
William A. Jeffrey(3)	4,714
Yong Nam(3)	4,714
Daniel J. Phelan(3)(6)	25,640
Frederic M. Poses(3)(6)	194,928
Lawrence S. Smith(3)(6)(7)	40,594
Paula A. Sneed(3)(6)	29,543
David P. Steiner(3)(6)	25,640
John C. Van Scoter(3)(6)	22,718
Laura H. Wright(8)	—
All directors, nominees and executive officers as a group (25 persons)(4)(6)(9)	7,530,619

(1)
The number shown reflects the number of shares owned beneficially as of September 27, 2013 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after September 27, 2013. All current directors, nominees and executive officers as a group beneficially owned 1.8% of the outstanding shares as of September 27, 2013. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of September 27, 2013.

(2)
The named person is named in the Summary Compensation Table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after September 27, 2013 as follows: Mr. Lynch—3,323,711; Mr. Curtin—713,849; Mr. Donahue—575,512; Mr. Hau—25,187; Mr. Shaddock—311,949; all executive officers as a group—6,393,637. Includes restricted stock units vesting within

12            2014 Annual General Meeting Proxy Statement

  60 days after September 27, 2013 as follows: Mr. Lynch—68,374; Mr. Curtin—20,031; Mr. Donahue—17,314; Mr. Hau—2,778; Mr. Shaddock—10,668; all executive officers as a group—169,552.

(5)
Includes 11,290 shares that either are or could be pledged as security for certain margin account transactions.

(6)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—11,881; Dr. Gromer—31,291; Mr. Phelan—11,881; Mr. Poses—13,318; Mr. Smith—15,900; Ms. Sneed—14,584; Mr. Steiner—11,881; Mr. Van Scoter—6,363. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(7)
Includes 1,860 shares held in a trust and 3,000 shares held in a family limited partnership over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares. Also includes 18,731 shares that either are or could be pledged as security for certain margin account transactions.

(8)
The named person is a nominee for director.

(9)
Includes 17,943 shares held by an executive officer that either are or could be pledged as security for certain margin account transactions. See also notes (5) and (7) above.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares as of September 27, 2013.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	36,424,495	8.9%
Janus Capital Management LLC(2) 151 Detroit Street Denver, CO 80206	26,851,938	6.5%
Harris Associates L.P.(3) Two North LaSalle Street, Suite 500 Chicago, IL 60602	25,969,545	6.3%
Artisan Partners Holdings LP(4) 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	21,922,970	5.3%
Capital World Investors(5) 333 South Hope Street Los Angeles, CA 90071	21,146,500	5.1%

(1)
This information is based on a Schedule 13G/A filed with the SEC on February 13, 2013 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—34,919,469 and sole dispositive power—36,424,495.

(2)
This information is based on a Schedule 13G/A filed with the SEC on February 14, 2013 by Janus Capital Management LLC ("Janus Capital"). Janus Capital reported the following information in its Schedule 13G/A. It has a direct 95.67% ownership stake in

2014 Annual General Meeting Proxy Statement            13

  INTECH Investment Management ("INTECH") and a direct 77.8% ownership stake in Perkins Investment Management LLC ("Perkins"). Due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of the Schedule 13G/A filing. Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, the "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 26,703,938 shares held by the Managed Portfolios and has sole voting and dispositive power with respect to these shares. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, INTECH may be deemed to be the beneficial owner of 148,000 shares held by the Managed Portfolios and Janus Capital has shared voting and dispositive power with respect to these shares.

(3)
This information is based on a Schedule 13G/A filed with the SEC on February 11, 2013 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—24,353,587 and sole dispositive power—24,353,587. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

(4)
This information is based on a Schedule 13G filed with the SEC on February 6, 2013 by Artisan Partners Limited Partnership ("Artisan Partners"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; Artisan Partners Holdings LP ("Artisan Holdings"), the sole limited partner of Artisan Partners; Artisan Investments GP LLC, the general partner of Artisan Partners; Artisan Investment Corporation ("Artisan Corp"), the general partner of Artisan Holdings; ZFIC, Inc. ("ZFIC"), the sole stockholder of Artisan Corp.; Andrew A. Ziegler and Carlene M. Ziegler, the principal stockholders of ZFIC; which reported shared voting power and shared dispositive power as follows: shared voting power—19,654,149 and shared dispositive power—21,922,970. Shares reported have been acquired on behalf of discretionary clients of Artisan Partners.

(5)
This information is based on a Schedule 13G/A filed with the SEC on February 13, 2013 by Capital World Investors, a division of Capital Research and Management Company ("CRMC"), which reported sole voting and sole dispositive power as follows: sole voting power—21,146,500 and sole dispositive power—21,146,500. As a result of CRMC's role as investment advisor to various investment companies, Capital World Investors may be deemed to be the beneficial owner of the shares.

14            2014 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes twelve (12) nominees for individual election as directors to hold office until the annual general meeting of shareholders in 2015. All nominees are current directors of TE Connectivity Ltd. except for Laura H. Wright. The Nominating, Governance and Compliance Committee retained a third party search firm to assist it in identifying Ms. Wright. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the election of each of the twelve (12) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the twelve (12) nominees for director.

 NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board

        The Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the Board and makes recommendations for director nominations to the Board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the Board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 56, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Dow Advanced Materials, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2008 to 2009, Dr. Brondeau served as President and Chief Operating Officer of Rohm & Haas Company and from 2006 to 2008, as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic

2014 Annual General Meeting Proxy Statement            15

Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a Director of Marathon Oil Corporation.

        Dr. Brondeau has over 20 years of executive leadership experience, including 15 years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 25 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Juergen W. Gromer, 68, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the prior ten years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He also is Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board and Vice President of the American Chamber of Commerce Germany.

        Dr. Gromer retired as President of Tyco Electronics with over 25 years of achievement and executive management experience with the company and its predecessor AMP and provides valuable historical perspective to the Board. Dr. Gromer holds a Ph.D. in physics which, combined with past and current directorships with publicly-held technology companies in Europe and the United States, makes him a valuable contributor to the technology vision of the company. He also has financial, governance and global leadership expertise gained from his service as a member, executive or chairman of the boards of several European financial, utility and economic organizations.

        The Honorable Dr. William A. Jeffrey, 53, joined our Board of Directors in March 2012. Since September 2008, Dr. Jeffrey has been Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology.

        Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization with broad technical experience relevant to TE's major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

        Thomas J. Lynch, 59, was appointed Chairman of our Board of Directors on January 7, 2013, and has served on our Board of Directors since early 2007 and as Chief Executive Officer of TE Connectivity since January 2006. Previously, he was President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and

16            2014 Annual General Meeting Proxy Statement

President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past seven years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a member of the U.S.-China Business Council. Mr. Lynch also serves as a member of the President's National Security Telecommunications Advisory Committee. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Yong Nam, 65, joined our Board of Directors in March 2012. Since April 2013, he has served as an advisor to the chief executive officer of Daelim Industrial Co. Ltd., the engineering, construction and petrochemical operations affiliate of Daelim Group, a Korean company. Since April 2011, he has served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of GS Retail, a South Korean retailer, and previously served as a director of Pohang Iron and Steel Company (POSCO) until March 2013.

        Mr. Nam has over 35 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 23 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective makes him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 64, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan was Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals, vaccines and consumer health-related products, from 2008 until his retirement in December 2012, and currently consults for GlaxoSmithKline. He was Senior Vice President of Human Resources of GlaxoSmithKline from 1994 to 2008. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, worldwide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and has served for over 15 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations and employment law and practice, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development and education, international business and pension and benefits design and management.

        Frederic M. Poses, 71, joined our Board of Directors in June 2007, immediately following our separation from Tyco International, and was Chairman of the Board until January 7, 2013 when he was

2014 Annual General Meeting Proxy Statement            17

appointed Lead Independent Director on that date. Mr. Poses is Chief Executive Officer and Partner of Ascend Performance Materials, a manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products, since June 2009. He previously was Chairman and Chief Executive Officer of Trane Inc. (formerly American Standard Companies Inc.), a manufacturer and provider of air conditioning systems and services, vehicle control systems and bath and kitchen products, from January 2000 until its acquisition by Ingersoll Rand in 2008. From 1998 to 1999, Mr. Poses was President and Chief Operating Officer of AlliedSignal, Inc., where he served in various capacities over his career, beginning in 1969. Mr. Poses holds a bachelor's degree in business administration from New York University. Mr. Poses is a Director of Chesapeake Energy Corporation and previously served as a Director of Raytheon Company until May 2013 and of Centex Corporation until August 2009.

        Mr. Poses has extensive leadership experience as chief executive officer and chairman of a large multi-national public manufacturing company for ten years and president and chief operating officer of another large global public manufacturing company. He served as our chairman for over five years and has demonstrated significant leadership skills as a director for over ten years at several other large public companies. His business career began over 40 years ago as a financial analyst and includes over 20 years in executive management positions.

        Lawrence S. Smith, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Smith was Executive Vice President from 1995 and Co-Chief Financial Officer from 2002 of Comcast Corporation, a broadband cable provider, until his retirement in March 2007, following which he consulted for Comcast Corporation until 2010. He served in finance and administration positions at Comcast from 1988 to 1995. Prior to joining Comcast, Mr. Smith was Chief Financial Officer of Advanta Corporation. He also worked for Arthur Andersen LLP for 18 years, where he was a tax partner. Mr. Smith has a bachelor's degree from Ithaca College. Mr. Smith is a Director of Air Products and Chemicals, Inc. and was a director of GSI Commerce from 2008 until its acquisition by eBay Inc. in 2011.

        Mr. Smith brings many years of public company experience both as chief financial officer of a large public company and by serving on the boards of international public companies. His significant experience with complex financial and operational issues combined with his knowledge of public reporting requirements and processes brings accounting, financial management and operational insight to the Board. He also has extensive mergers and acquisitions and corporate finance experience. Mr. Smith meets the SEC definition of an audit committee financial expert.

        Paula A. Sneed, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of general management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for six years, and previously as the executive vice president managing a global marketing function and several business divisions of a large public company for over 14 years. For over 25 years, in a global organization, she demonstrated expertise in all aspects of marketing and general management. She has over 36 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 19 years of corporate director experience including service on audit,

18            2014 Annual General Meeting Proxy Statement

compensation and nominating and governance committees, bringing valuable insight to our Board, and has a master's degree in business administration.

        David P. Steiner, 53, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since March 2004, Mr. Steiner has served as Chief Executive Officer and a Director of Waste Management, Inc., a provider of integrated waste management services, and also has been its President since June 2010. His previous positions at Waste Management included Executive Vice President and Chief Financial Officer from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary from 2001 to 2003 and Vice President and Deputy General Counsel from 2000 to 2001. Mr. Steiner received a bachelor's degree from Louisiana State University and a law degree from the University of California, Los Angeles. Mr. Steiner is a Director of FedEx Corporation.

        Mr. Steiner brings thirteen years of large public company leadership experience, including nine as CEO, two as CFO, and two as general counsel or in other legal roles. As a former CFO, he brings finance experience to the Board. He also brings large public company directorship experience to the Board. Additionally, before his large public company experience, Mr. Steiner spent fourteen years in private practice at large law firms. His legal background makes him well suited to address legal and governance issues of the Board.

        John C. Van Scoter, 52, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer. His training in mechanical engineering and experience as a product engineer, and over 25 years experience in the semi-conductor market, give him a unique background to assist the company in technology matters. Mr. Van Scoter also has experience in managing research and development, operations and manufacturing, as well as consumer channel marketing which provide useful insights to the company. His over 25 years of management and executive positions with a large public technology company and his close ties with sustainability issues and related best practices also are valuable to the Board.

        Laura H. Wright, 53, is a nominee for director. Since her retirement in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States, she founded GSB Advisors, to provide strategic and financial consulting to growth and non-profit companies. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds bachelor and master of science degrees in accounting from the University of North Texas. She is a Trustee of Pebblebrook Hotel Trust, a publicly traded hotel and real estate investment trust, since 2009, and serves on the Board of CMS Energy, a publicly traded company and its subsidiary Consumers Energy, since February 2013.

        Ms. Wright will bring 25 years of large public company leadership experience, including nine as Chief Financial Officer and six as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings four years of public company directorship experience to the Board.

2014 Annual General Meeting Proxy Statement            19

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

20            2014 Annual General Meeting Proxy Statement

CORPORATE GOVERNANCE

Governance Principles

        The Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

        To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. The Nominating, Governance and Compliance Committee recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

        Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the Nominating, Governance and Compliance Committee for selection by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the company.

        From 2007 through January 7, 2013, the company's governance structure included a non-executive Chairman who was separate from the CEO and presided over meetings of the Board. Annually, the Nominating, Governance and Compliance Committee coordinates an evaluation and assessment of the Board's performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed for fiscal year 2012, the Board of Directors elected Mr. Lynch as Chairman of the Board and Mr. Poses as Lead Independent Director on January 7, 2013.

        In electing Mr. Lynch, the Board determined his deep knowledge of the company's day-to-day operations and strategy, appreciation of the principal risks and opportunities facing the company and ability to provide unified leadership to execute the company's business plan, best positioned him to succeed Mr. Poses as Chairman. In electing Mr. Poses, the Board determined his depth of experience and tenure as the Board's leader would enable the Board's continued consideration and deliberation of matters most critical to the company, while maintaining the company's strong principals of independent governance.

        In order to provide an effective counterbalancing governance structure, the Board appointed Mr. Poses as the Lead Independent Director, whose duties include:

  •
  with Chairman, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;

  •
  chairing an executive session of the independent directors at each formal Board meeting;

  •
  calling and chairing additional meetings of the independent directors where and when appropriate;

  •
  responding to shareholder inquiries if required;

2014 Annual General Meeting Proxy Statement            21

  •
  serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;

  •
  working with the CEO to approve information sent to the Board; and

  •
  fulfilling other responsibilities as determined by the Board.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 27, 2013 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs and change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        The Board has determined that eleven of the twelve director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity

22            2014 Annual General Meeting Proxy Statement

(either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Juergen W. Gromer, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Frederic M. Poses, Lawrence S. Smith, Paula A. Sneed, David P. Steiner, John C. Van Scoter and Laura H. Wright. In reaching this determination for Mr. Nam, the Board considered the fact that Mr. Nam is an advisor to, and until March 2011 was CEO and Chairman of, LG Electronics, a Korean company with which TE Connectivity made purchases totaling approximately $13.1 million and sales totaling approximately $27.9 million in fiscal 2013. Such transactions were a result of arms-length commercial dealings between the companies, which were not material individually or in the aggregate.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "Connecting with our Values: TE Connectivity Guide to Ethical Conduct." The guide is published in the TE Corporate Responsibility section of TE Connectivity's website under "About TE—Who We Are" at http://www.te.com/en/about-te/ethical-conduct.html.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312

2014 Annual General Meeting Proxy Statement            23

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/aboutus/contact_board.asp.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes present, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of votes present at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the share votes represented and the absolute majority of the par value of the share votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of an absolute majority of the votes represented, in person or by proxy, at a general meeting of shareholders (an "absolute majority" means at least half plus one additional vote represented at a general meeting of shareholders).

24            2014 Annual General Meeting Proxy Statement

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of eleven directors, all of whom are nominees for election. On January 7, 2013, Thomas J. Lynch was appointed Chairman of the Board and Frederic M. Poses was appointed Lead Independent Director (Mr. Poses was Chairman until that date). The Board held six meetings in fiscal year 2013. Nine of our eleven incumbent directors attended 100% and the remaining directors attended at least 93% of the total number of meetings of the Board and committees on which they served in fiscal year 2013. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. Ten directors attended the 2013 annual general meeting of shareholders.

        An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Lawrence Smith, who chairs the committee, Pierre Brondeau and Juergen Gromer. The Board has determined that each of Mr. Smith and Dr. Brondeau is an "audit committee financial expert," as defined under SEC rules. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met twelve times in fiscal year 2013. The committee's report appears on pages 67-68.

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors David Steiner, who chairs the committee, Daniel Phelan and Paula Sneed. This committee is responsible to

2014 Annual General Meeting Proxy Statement            25

ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met eight times in fiscal year 2013. The committee's report appears on page 50. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Frederic Poses, who chairs the committee, William Jeffrey, Yong Nam and John Van Scoter. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held five meetings in fiscal year 2013.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present four times in fiscal year 2013. Mr. Poses, as the non-executive chairman of the Board and then Lead Independent Director, presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2013

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2013 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to three times the annual cash retainer (a total of $240,000, based on the $80,000 annual cash retainer as of September 27, 2013) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in fiscal year 2010, each non-employee director received TE Connectivity common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors cannot be transferred until the director leaves the Board. As of fiscal 2013 year-end, all of the directors met, or in the case of Dr. Jeffrey and Mr. Nam are on track to meeting, their stock ownership requirements. Beginning in fiscal 2014, directors' ownership requirements have increased to four times the annual cash retainer (a total of $360,000, based on the $90,000 annual cash retainer which became effective September 28, 2013).

26            2014 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN
OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Thomas J. Lynch for election as Chairman of the Board to hold office until the annual general meeting of shareholders in 2015.

Explanation

        Recently-enacted Swiss regulations provide that shareholders must elect the chair of the company's Board of Directors. Mr. Lynch is the current Chairman of TE Connectivity Ltd. His biography appears above.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of Thomas J. Lynch as Chairman of the Board of Directors.

2014 Annual General Meeting Proxy Statement            27

 AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of David P. Steiner, Paula A. Sneed and Daniel J. Phelan individually as members of the Management Development & Compensation Committee to hold office until the annual general meeting of shareholders in 2015.

Explanation

        Recently-enacted Swiss regulations provide that shareholders must individually elect the members of the Management Development & Compensation Committee of the company's Board of Directors. All nominees are current directors of TE Connectivity Ltd. and currently serve on the committee. The brief biographies of all nominees are listed above.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development & Compensation Committee.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of David P. Steiner, Paula A. Sneed and Daniel J. Phelan to the Management Development & Compensation Committee.

28            2014 Annual General Meeting Proxy Statement

 EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January [    •    ], 2014.

Name	Age	Position(s)
Thomas J. Lynch	59	Chief Executive Officer and Chairman of the Board
Mario Calastri	56	Senior Vice President and Treasurer
Terrence R. Curtin	45	Executive Vice President and President, Industrial Solutions
Joseph B. Donahue	55	Executive Vice President and Chief Operating Officer; President, Network Solutions
Bradley A. Gambill	50	Senior Vice President, Strategy and Business Development
Robert W. Hau	48	Executive Vice President and Chief Financial Officer
John S. Jenkins, Jr.	48	Executive Vice President and General Counsel
Jane A. Leipold	53	Senior Vice President, Global Human Resources
Steven T. Merkt	46	President, Transportation Solutions
James O'Toole	47	President, Consumer Solutions
Robert J. Ott	52	Senior Vice President and Corporate Controller
Eric J. Resch	56	Senior Vice President and Chief Tax Officer
Robert N. Shaddock	55	Executive Vice President and Chief Technology Officer
Joan E. Wainwright	53	President, Channel and Customer Experience

        See "Nominees for Election" for additional information concerning Mr. Lynch who also is a nominee for director and for Chairman of the Board.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Terrence R. Curtin has been Executive Vice President and President, Industrial Solutions of TE Connectivity since August 2012 and previously served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. He served on the TE Connectivity Board prior to the separation. Mr. Curtin previously served as Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP.

        Joseph B. Donahue has been Executive Vice President and Chief Operating Officer of TE Connectivity since May 2011 and President, Network Solutions since August 2012. Previously he was

2014 Annual General Meeting Proxy Statement            29

President, Transportation Solutions of TE Connectivity from August 2010 through July 2012. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at TE Connectivity and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        Bradley A. Gambill has been Senior Vice President, Strategy and Business Development since September 2012. From February 2011 to August 2012, Mr. Gambill served as Group Chief Strategy Officer for Singapore Telecommunications, an Asian telecommunications company. Prior to that, from July 2009 until February 2011, he served as Executive Vice President and Chief Strategy Officer of LG Electronics in South Korea. From November 2004 through June 2009, Mr. Gambill served in various leadership roles with Innosight, LLC, Innosight Asia Private Limited, Innosight Ventures, Inc. and Innosight Ventures Private Limited, including founding Innosight's Asian operations and Innosight's venture capital subsidiary.

        Robert W. Hau has been Executive Vice President and Chief Financial Officer at TE Connectivity since August 2012. He previously served as Executive Vice President and Chief Financial Officer at Lennox International Inc., beginning in October 2009. Prior to that, he served as Vice President and Chief Financial Officer for Honeywell International's Aerospace Business Group from 2006 to 2009. Mr. Hau joined Honeywell (initially AlliedSignal) in 1987 and served in a variety of senior financial leadership positions, including Vice President and Chief Financial Officer for the company's Aerospace Electronic Systems Unit and for its Specialty Materials Business Group.

        John S. Jenkins, Jr. has been Executive Vice President and General Counsel at TE Connectivity since October 2012. Previously he was Vice President, Corporate Secretary and International General Counsel for Tyco International from 2005 and prior to joining Tyco International in 2003, was a litigator with McGuireWoods, LLP.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for TE Connectivity since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 32 years of TE Connectivity, Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Mr. Merkt previously served as President of TE Connectivity's Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989.

        James O'Toole has been President, Consumer Solutions at TE Connectivity since June 2011 and prior to that led the Circuit Protection and Touch Solutions businesses since joining TE Connectivity in 2009. Prior to that from 2006 to 2009, he served as Executive Vice President and General Manager for the Interior Modules business for Continental AG.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007.

30            2014 Annual General Meeting Proxy Statement

Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Robert N. Shaddock has been Executive Vice President and Chief Technology Officer of TE Connectivity since January 2012, and prior to that served as Senior Vice President and Chief Technology Officer since September 2008. Previously, he was Senior Vice President of the Consumer Products business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been President, Channel and Customer Experience at TE Connectivity since January 2013. Prior to that she was Senior Vice President, Channel, Marketing and Communications from May 2011. Ms. Wainwright joined the company in June 2006 as Senior Vice President, Communications and Public Affairs and was named Senior Vice President, Marketing and Communications in February 2008. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

2014 Annual General Meeting Proxy Statement            31

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee (the "MDCC") is responsible for establishing and overseeing compensation programs that comply with TE Connectivity's executive compensation philosophy. As described in this Compensation Discussion and Analysis ("CD&A"), the MDCC has established a disciplined process for setting executive compensation. This process involves analyzing factors such as company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The Board must approve compensation decisions for the Chief Executive Officer, and the MDCC approves compensation decisions for all other executive officers. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

        This CD&A will focus on the compensation awarded to TE Connectivity's "named executive officers"—the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers. The following table shows the named executive officers and their primary compensation for fiscal 2013. You can find more complete information about all elements of compensation for the named executive officers in the Summary Compensation Table that appears on page 51.

Name	Title	Base Salary	Annual Incentive (cash bonus)	Long-Term Incentive (Options, PSUs and RSUs)(1)
Thomas J. Lynch	Chief Executive Officer	$1,074,615	$2,098,800	$6,960,645
Robert W. Hau	EVP and Chief Financial Officer	$580,292	$604,454	$1,789,588
Terrence R. Curtin	EVP and President, Industrial Solutions	$625,164	$732,580	$2,287,307
Joseph B. Donahue	EVP and Chief Operating Officer; President, Network Solutions	$650,142	$1,034,998	$2,287,307
Robert N. Shaddock	EVP and Chief Technology Officer	$537,308	$615,648	$1,491,366

(1)
Value at date of grant; not necessarily the value the executive will realize.

Fiscal 2013 Executive Compensation Highlights

        This section identifies the most significant decisions and changes made regarding TE Connectivity's executive compensation in fiscal 2013. Each item is discussed in more detail on the pages noted.

  Say on Pay Vote Results

  At the last annual meeting, shareholders expressed support for our executive compensation programs, with 89% of shareholders voting to ratify the compensation of our named executive officers. See page 45.

  Overall Structure

  •
  We continue to structure our executive compensation programs to be performance driven through the use of annual and long-term incentive programs. See pages 38-44.

  •
  Currently, all long-term compensation is delivered in the form of equity awards. Long-term incentive awards are granted primarily in the form of stock options and performance stock units (PSUs) to ensure that pay opportunities are linked to shareholder return and to maximize share ownership by our executive officers. See pages 42-44.

32            2014 Annual General Meeting Proxy Statement

  Base Salaries

  There were no merit increases in base salary for the named executive officers in fiscal 2013, but base salaries were adjusted to recognize the elimination of the perquisite allowance. All of the named executive officers will receive merit increases in their base pay effective January 1, 2014. See page 38.

  Annual Incentives

  •
  Our fiscal 2013 annual incentive plan introduced a key performance indicator metric such that the business units could focus on a growth, productivity or quality metric as appropriate to their key initiatives for the year. See pages 38-42.

  •
  Fiscal 2013 results overall were strong, but not all of our business units performed at or above target performance levels. Consistent with our philosophy, annual incentive plan payouts to each named executive officer reflected the performance of his particular business unit or overall company performance, as applicable, though the MDCC has limited discretion to recognize superior individual performance. See pages 38-42.

  Long-Term Incentives

  •
  Long-term incentive grant levels were relatively flat compared to fiscal 2012 values for most of our named executive officers, although some were slightly higher to recognize significant individual performance and leadership critical to driving future shareholder value. See pages 42-44.

  •
  We issued performance stock unit (PSU) grants to our named executive officers, with the opportunity to earn shares of the company's stock based on predetermined performance criteria. See pages 42-44.

  Governance

  •
  We continued to include a "clawback" provision in all executive officer fiscal 2013 incentive award agreements (both annual and long-term) to enable TE Connectivity to recover those awards if the MDCC determines they were based on erroneous financial information.

  •
  Our named executive officers along with all of our employees are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Additionally, our named executive officers and employees are prohibited from engaging in transactions in puts, calls, cashless collars, options, short sales, or similar rights, obligations, or transactions involving TE Connectivity securities, other than the exercise of a company issued stock option. Our policy also places timing restrictions on when executive officers can enter into trading transactions concerning our securities.

  •
  In addition, in fiscal 2014 the company entered into formal employment contracts with a number of executive officers, including the named executive officers. Those employment contracts will expire on December 31, 2015 and do not contain any automatic renewal features. Those employment contracts memorialized without change the current terms and conditions of each executive officer's employment with the company, including his or her current right to participate in the TE Connectivity Severance Plan for U.S. Officers and Executives (the "Severance Plan") and the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Plan"). Under new corporate governance rules recently implemented in Switzerland, severance payments for certain executive officers will be prohibited on and after January 1, 2014 unless the right to receive the severance benefits is contained in an employment contract entered into before December 31, 2013. In that event, those executive

2014 Annual General Meeting Proxy Statement            33

    officers may continue to receive severance benefits through December 31, 2015. To ensure protection of the current rights of the executive officers to continue to receive the benefits provided under the Severance Plan and CIC Plan through December 31, 2015, the company documented those rights without change in the formal employment contracts.

Executive Compensation Philosophy

        Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the company's executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

        Shareholder alignment—Our executive compensation programs are designed to create shareholder value. Long-term incentive awards, which make up a significant percentage of our executives' total compensation, closely align the interests of executives with the long-term interests of our shareholders.

        Performance based—Many components of our executive compensation package are linked to performance. For example, annual cash incentive awards are tied to overall corporate, segment or business unit measures that distinguish our highest from our lowest performing business units. Our program also permits limited discretion to recognize superior business unit or individual performance. Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Effective fiscal 2013, long-term incentive awards are granted primarily in the form of stock options and performance stock units.

        Appropriate risk—Our executive compensation programs are designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance.

        Competitive with external talent markets—Our executive compensation programs are designed to be competitive within the relevant markets. In particular, we consider compensation for comparable executives within a general peer group of companies that compete with us for executive talent and a peer group of companies in the electronics industry, and where appropriate, supplement these analyses with additional indices for unique positions.

        Focus on executive stock ownership—The TE Connectivity Ltd. Share Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership. Beginning in fiscal 2014, stock ownership requirements for the named executive officers have increased from two to three times base salary.

        Simple and transparent—Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development & Compensation Committee

        The MDCC reviews, analyzes and approves the design of the company's executive compensation policies and programs; administers the company's stock incentive plans, including reviewing and approving equity incentive awards for executive officers; and reviews and approves all compensation decisions relating to the executive officers other than the Chief Executive Officer.

        The MDCC makes recommendations to the independent members of the Board regarding Mr. Lynch's compensation. The recommendations are based on factors such as Mr. Lynch's performance, the company's performance and competitive market data provided by the independent compensation consultant. The MDCC discusses and evaluates these recommendations in an executive

34            2014 Annual General Meeting Proxy Statement

session attended only by the committee members, the compensation consultant, and TE Connectivity's Senior Vice President, Global Human Resources, who attends primarily to provide contextual information. Mr. Lynch does not attend these meetings.

        All members of the MDCC meet the independence requirements of the New York Stock Exchange. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Role of Management

  Chief Executive Officer Compensation

        Management does not have any role in developing Chief Executive Officer compensation except for providing relevant data relating to the Chief Executive Officer's performance and compensation history.

  Other Named Executive Officer Compensation

        Mr. Lynch makes recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. He bases these recommendations on his assessment of each executive officer's performance and contributions to strategic initiatives, competitive market data provided by the compensation consultant, and other factors he deems relevant. These factors may include differences in an executive's responsibilities versus the role reflected in the competitive market analysis, internal pay equity and relative importance of an executive's role with TE Connectivity, level of experience and compensation history. The Senior Vice President, Global Human Resources, is present when the MDCC and Mr. Lynch discuss compensation actions for the other named executive officers.

Role of the Compensation Consultant

        Under its charter, the MDCC has authority to retain consultants, counsel, accountants and others to help the members perform their duties. During fiscal 2013, the MDCC retained Pay Governance LLC to be its independent compensation consultant. Pay Governance reports directly to the MDCC, and only the MDCC has the discretion to terminate the consultant's services. Pay Governance is not permitted to provide any services to the company outside of its services to the MDCC except with prior approval of the MDCC chair. During fiscal 2013, Pay Governance did not provide any additional services to the company.

        Pay Governance helps develop the company's executive compensation programs and executive pay levels, and generally advises the MDCC on executive compensation issues and trends. In fiscal 2013, the consultant performed the following services:

  •
  Evaluated the competitive position of the executive officers' total compensation packages relative to the company's peer groups

  •
  Facilitated a review of the company's compensation philosophy and rewards strategy relative to our business model and industry trends

  •
  Provided advice regarding annual and long-term incentive guidelines for executive officers

  •
  Provided ongoing advice on the design of annual cash and long-term equity incentive programs

  •
  Briefed the MDCC on executive compensation trends among members of the company's peer groups

2014 Annual General Meeting Proxy Statement            35

  •
  Provided advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation

  •
  Reviewed the results of the company's annual compensation risk assessment

  •
  Reviewed the company's peer group approach

  •
  Conducted a competitive analysis of the company's executive programs.

Peer Groups

        In general, we use two distinct peer groups to benchmark market practices on compensation for executive officers. One peer group reflects the executive talent market generally; the other focuses on our industry. This two-pronged approach provides broad, yet highly relevant, information regarding executive compensation practices and trends. The MDCC reviews the peer group structure annually.

        The primary talent market peer group comprises companies across a range of industries in which TE Connectivity competes for executive talent. Since we typically do not restrict executive recruiting solely to individuals working in the electronics industry, the MDCC believes it is appropriate to establish a benchmark peer group that covers an array of companies. The industries included in the primary talent market peer group are aerospace and defense; electronics, electrical and scientific equipment and components; and industrial manufacturing. The primary talent market peer group consists of 75 companies, listed in Appendix A, with publicly disclosed fiscal-annual revenues ranging from $539 million to $81.7 billion and a median of $4.7 billion. Data obtained from this group is adjusted to reflect the relative size (based on revenue) of TE Connectivity within the group.

        The secondary peer group comprises companies within the electronics industry. We use the secondary peer group to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there currently are 16 companies in the secondary industry peer group, with publicly disclosed fiscal-annual revenues ranging from $3.5 billion to $42 billion and a median of $14.7 billion.

3M Company	Exelis Incorporated
Agilent Technologies Inc.	General Dynamics Corporation
Amphenol Corporation	Harris Corporation
Corning Incorporated	Honeywell International Inc.
Danaher Corporation	Johnson Controls, Inc.
Eaton Corporation*	Molex Incorporated
EMC Corporation	Parker Hannifin Corporation
Emerson Electric Co.	SPX Corporation

*
In prior years, Cooper Industries, Ltd. was part of the secondary peer group. Cooper Industries, Ltd. was acquired by Eaton Corporation in 2012.

        The benchmark data is compiled by the compensation consultant. For the Chief Technology Officer, the MDCC also considered pay data from a group of high technology organizations that better reflects the talent pool for this critical role. As discussed below, the MDCC uses this information to ensure that our compensation levels and programs are competitive with the compensation paid by the companies we may compete with for executive talent, but the benchmark data is just one of the factors used in setting executive compensation levels.

36            2014 Annual General Meeting Proxy Statement

Compensation Overview—Process

        The company's total compensation package for executive officers, including named executive officers, consists of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

        In determining the appropriate total compensation level for each executive officer, the MDCC first considers the market reference point. The MDCC will look at the 50th percentile of our primary talent market peer group for the executive officer's particular role for total direct compensation (target total cash compensation plus the target long-term incentive opportunity) and for the individual components of base salary, target bonus and target long-term incentive awards. Starting with that data, the MDCC then evaluates other factors, including differences in the executive's responsibilities versus the benchmark role, internal pay equity and relative importance of the executive's role with TE Connectivity, individual performance and contributions to strategic initiatives, level of experience and compensation history.

        The MDCC then conducts a comprehensive assessment of total compensation with the assistance of the compensation consultant. The assessment for each executive officer analyzes current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation in light of current market practices. The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer's compensation compares to the benchmark amount and to the amounts awarded to other executive officers.

        Finally, the Chief Executive Officer provides the MDCC with a more detailed performance assessment for the other executive officers and makes his recommendations concerning compensation actions.

        With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations for our executive officers. The MDCC and Board follow a similar process to set the Chief Executive Officer's compensation. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ from the market reference point. Similarly, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point for a critical management role in order to attract a highly qualified external candidate.

        Beginning January 1, 2013, we eliminated the cash perquisite allowance for the Chief Executive Officer and his direct reports including all of the named executive officers. Their base salaries were increased to recognize that change. Broad-based employee benefit programs also are provided to executive officers on the same basis as all other employees.

September 2013 Compensation Assessment

        In September 2013, the MDCC, with the assistance of the compensation consultant, conducted an assessment of each executive officer's fiscal 2013 compensation in the manner described above. This

2014 Annual General Meeting Proxy Statement            37

assessment indicated that the total direct compensation levels for some of our named executive officers varied from the applicable market reference points. The fiscal 2013 total direct compensation levels for Messrs. Lynch, Hau and Donahue were positioned within ten percent of the 50th percentile of their peer market reference points. The total direct compensation level for Mr. Curtin was positioned closer to the 75th percentile. Mr. Shaddock was positioned closer to the 75th percentile of the peer group, but aligned with the 50th percentile of the supplemental high technology pay analysis. The MDCC believes that total compensation levels for Messrs. Curtin and Shaddock are appropriate and consistent with our executive compensation philosophy. While assuming his new role leading the Industrial Solutions business segment, Mr. Curtin continues to serve as a key advisor to the CEO due to his recent tenure as CFO. Mr. Shaddock serves in a critically influential capacity setting strategic direction across the businesses on technology.

        As discussed below under the heading "Elements of Compensation," the results of the September 2013 competitive compensation assessment helped the MDCC to set base salaries, annual and long-term incentive targets and actual long-term incentive grant values for the executive officers for fiscal 2014.

Elements of Compensation

  Base salary

        Base salary provides fixed compensation for performing the executive's core duties and responsibilities. For fiscal 2013, in lieu of merit increases, the MDCC approved base salary adjustments for the named executive officers to recognize the elimination of the perquisite allowance, as described on page 47. The date of the named executive officers' last base salary adjustments was January 1, 2011, except for Mr. Shaddock who received a base salary adjustment on January 23, 2012 in conjunction with his promotion. The following base salary adjustments were approved for the named executive officers effective January 1, 2013.

	Increase Amount	From	To
Mr. Lynch	10%	$1,000,000	$1,100,000
Mr. Hau	10%	$540,000	$594,000
Mr. Curtin	10%	$581,756	$639,932
Mr. Donahue	10%	$605,000	$665,500
Mr. Shaddock	10%	$500,000	$550,000

        For 2014, Messrs. Hau, Curtin and Donahue will receive a 2.5% merit increase. Mr. Shaddock will receive a 5% increase to recognize his contributions and to maintain his competitive pay position. Mr. Lynch will receive a 9.1% merit increase to recognize his past year performance and to maintain his competitive pay position in the marketplace.

  Annual Incentive Awards

        The annual incentive program is designed to reward executive officers for achieving fiscal year financial or strategic performance goals at the corporate, segment or business unit level, with discretion permitted to reward individual performance. The MDCC intends the annual incentive award program to provide market competitive awards for performance achieved at predetermined target levels.

        Our annual incentive awards typically are structured as cash payments. Within ninety days of the start of each fiscal year, the MDCC establishes the applicable performance criteria, which include minimum performance thresholds required to earn any award, target performance goals required to earn a payment of 100%, and a maximum performance level required to earn the maximum bonus permitted. At the same time, the MDCC establishes a target bonus percentage for each executive

38            2014 Annual General Meeting Proxy Statement

officer, which is expressed as a percentage of base pay. Executive officers will receive an award based on the target bonus percentage and the attained performance level. No annual incentive payments are made if threshold performance levels are not achieved, absent extenuating circumstances that the MDCC believes merit an exception. Payouts typically change proportionately for achievement at levels between goals. Although the payout on an individual metric may reach 300%, we impose a cap (200% of target in fiscal 2013) on the maximum amount that can be earned for all metrics combined.

        The target bonus percentages for fiscal 2013 were 80% for Mr. Hau and Mr. Shaddock; 90% for Mr. Donahue and Mr. Curtin; and 150% for Mr. Lynch. For fiscal 2014, target bonus percentages remain the same as fiscal 2013 targets.

        In order to provide an appropriate balance and avoid excessive risk, the MDCC typically evaluates several performance metrics to calculate annual incentive award payouts. In fiscal 2013, we looked at the following five financial and operational measures—each weighted 20%. With the exception of earnings per share, we evaluate these measures at the business unit level. Each segment's results are the roll-up of the underlying business units' results, while corporate level results are the roll-up of all business units' results.

  •
  Corporate earnings per share

  •
  Operating income

  •
  Free cash flow

  •
  Operating income margin

  •
  Key performance indicator

        The key performance indicator is identified at the business unit level to reflect growth, productivity or a quality metric as appropriate for the business unit's key initiatives for the year. The corporate level bonus score for the key performance indicator metric is the revenue-weighted average of the key performance indicator metric scores for each business unit.

        For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal 2013, the adjustments to EPS, operating income and operating income margin, as applicable, were as follows (i) exclusion of the costs associated with the acquisition and integration of Deutsch Group SAS, (ii) exclusion of restructuring and other related charges, (iii) exclusion of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien plc, (iv) exclusion of income tax expense related to adjustments to prior year income tax returns, (v) exclusion of income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carry forwards, (vi) exclusion of income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns, and (vii) exclusion of other income related to reimbursements by Tyco International and Covidien plc in connection with pre-separation tax matters. For fiscal 2013, free cash flow is defined as net cash provided by continuing operating activities excluding net payments related to pre-separation tax matters, minus net capital expenditures. Net capital expenditures represent capital expenditures less proceeds from the sale of property, plant, and equipment. At the business unit level, modified free cash flow is defined as business unit operating income plus or minus cash generated or used from changes in the business unit accounts receivable and inventory, less net capital expenditures.

2014 Annual General Meeting Proxy Statement            39

        The table below shows the performance range for payouts under the fiscal 2013 annual incentive program, as well as the payouts to be awarded for threshold or maximum performance.

Metric	Threshold	Target	Maximum*	Threshold payout (% of target)	Target payout (% of target)	Maximum payout* (% of target)
EPS	90%	100%	110%	50%	100%	200%
Operating income	80%	100%	120%	50%	100%	200%
Free cash flow	80%	100%	120%	50%	100%	200%
Operating income margin	90%	100%	110%	50%	100%	200%
Key performance indicator	Varies by business unit			50%	100%	200%

*
For exceptional performance on an individual metric that exceeds the maximum goal, the MDCC will reward results of up to 300%, but the total award payout for an individual employee can never exceed 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal 2013 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, by 0% to 200% based on its subjective evaluation of the individual or business unit performance during the fiscal year. However, all discretionary adjustments must net out to zero, meaning that the overall annual incentive pool may not be increased as a result of discretionary adjustments. In addition, there is a discretionary award pool of $10 million (10% of the total target annual incentive award pool amount) that, with the MDCC's approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of the performance results against the established financial measures; however an individual employee's incentive cannot exceed 200% of their target bonus percentage. The company did not use any of the $10 million discretionary pool to increase any employee's annual incentive payout.

        Fiscal 2013 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Industrial Solutions, Network Solutions and Transportation Solutions business units were as follows:

Corporate Level

Performance Measure (% weighting)	Target	Results	Performance % to Target	Bonus Score**
EPS (20%)	$3.15	$3.23	102.5%	125.0%
Operating Income (20%)	$1,915	$1,881	98.2%	95.6%
Free Cash Flow (20%)	$1,425	$1,502	105.4%	127.0%
OI Margin (20%)	14.0%	14.2%	101.4%	114.3%
Key Performance Indicator Metric (20%)	*	*		174.3%
Corporate Level Earned Award:				127.2%

40            2014 Annual General Meeting Proxy Statement

Industrial Solutions

Performance Measure (% weighting)	Target	Results	Performance % to Target	Bonus Score**
EPS (20%)	$3.15	$3.23	102.5%	125.0%
Business Unit Operating Income (20%)	$566	$490	86.6%	67.0%
Business Unit Modified Free Cash Flow (20%)	$431	$358	83.0%	57.4%
Business Unit OI Margin (20%)	17.7%	16.5%	93.2%	66.7%
Key Performance Indicator Metric (20%)	*	*		106.9%
Industrial Solutions Earned Award:				84.6% ***

Network Solutions

Performance Measure (% weighting)	Target	Results	Performance % to Target	Bonus Score**
EPS (20%)	$3.15	$3.23	102.5%	125.0%
Business Unit Operating Income (20%)	$412-$437	$303	73.1%	0.0%
Business Unit Modified Free Cash Flow (20%)	$324-$344	$276	85.2%	65.6%
Business Unit OI Margin (20%)	12.2%-12.6%	9.9%	81.1%	0.0%
Key Performance Indicator Metric (20%)	*	*		102.7%
Network Solutions Earned Award:				58.7% ***

Transportation Solutions

Performance Measure (% weighting)	Target	Results	Performance % to Target	Bonus Score**
EPS (20%)	$3.15	$3.23	102.5%	125.0%
Business Unit Operating Income (20%)	$1,045	$1,135	108.6%	142.6%
Business Unit Modified Free Cash Flow (20%)	$710	$735	103.5%	117.5%
Business Unit OI Margin (20%)	19.4%	20.9%	107.7%	178.9%
Key Performance Indicator Metric (20%)	*	*		300%
Transportation Solutions Earned Award:				172.8%

*
The company's business segments, including Industrial Solutions and Network Solutions, and the corporate level were not assigned specific key performance indicator metrics for fiscal year 2013. The Industrial Solutions and Network Solutions bonus scores for the key performance indicator metrics are the revenue-weighted averages of each of their respective business units' key performance indicator metric scores. The company has determined that disclosure of the key performance indicator metric would result in competitive harm. In setting the key performance indicator metrics for each business unit, the company established targets that represented significant improvement over the fiscal year 2012 attained performance levels and were deemed to be difficult to attain assuming strong performance and anticipated economic conditions. The corporate level bonus score for the key performance indicator metric is the revenue-weighted average of the key performance indicator metric scores for all business units across the company.

**
The bonus score is calculated based on level of performance attained relative to the threshold, target and maximum described above for each performance measure.

2014 Annual General Meeting Proxy Statement            41

***
The MDCC adjusted the Industrial Solutions Earned Award from 84.6% to 83.0% and the Network Solutions Earned Award from 58.7% to 59.2% to more accurately reflect the performance of the business units within the respective segments.

        The Corporate Level Earned Award score is the award percentage used in calculating the fiscal 2013 annual incentive payouts for Messrs. Lynch, Hau, Curtin and Shaddock; however, the MDCC increased Mr. Shaddock's fiscal 2013 annual incentive payout from 127.2% to 139.9% of his target award in recognition of his continuing contributions in expanding innovation across the company. In determining the fiscal 2013 annual incentive awards for Messrs. Curtin and Donahue, the MDCC supported the company's philosophy and approach to compensate key leaders who accept new leadership assignments by considering the performance of both the leader's current and prior businesses. The company's philosophy supports the company's needs to have its key leaders accept developmental and/or challenging assignments in the best interest of the company by assuring that those leaders will not be detrimentally impacted in their incentive compensation in the first full year after accepting the new assignment. Thus, in determining the fiscal 2013 annual incentive award for Mr. Curtin, the MDCC considered the Industrial Solutions and Corporate Level Earned Award scores and decided to apply the Corporate Level Earned Award score of 127.2% to recognize Mr. Curtin's significant contributions made to the company's overall fiscal 2013 results as a result of his previous role as Chief Financial Officer. In calculating Mr. Donahue's fiscal 2013 annual incentive award, the MDCC considered the Network Solutions and Transportations Solutions Earned Award scores and decided to apply the Transportation Solutions Earned Award score of 172.8% to recognize the contributions made by Mr. Donahue to the success of that business segment in fiscal 2013 as a result of his previous role as President of the segment.

        For fiscal 2014, four of the five metrics (EPS, operating income, free cash flow and key performance indicator) will be maintained, and operating income margin will be replaced with revenue. Free cash flow and EPS will be measured at the corporate level and each will be weighted 15%. Revenue, operating income and the key performance indicator will be measured at the business unit level. Revenue will have a 30% weight, and operating income and the key performance indicator each will have a 20% weight. For fiscal 2014, the payout ranges described in the chart on page 40 are unchanged. The performance ranges for EPS and free cash flow are unchanged. The performance range for operating income generally will have a threshold level of 90% and a maximum level of 110% with some variation depending upon business unit, and the revenue metric will generally have a threshold level of 97% and a maximum level of 103% with some variation depending upon business unit.

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options and restricted stock units ("RSUs") and, as of fiscal 2013, performance stock units ("PSUs") to deliver competitive compensation that recognizes employees for their contributions and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak.

        Stock options have a ten-year term and vest over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date. RSUs vest equally over four years starting on the first anniversary of the grant date. PSUs can earn value each year based on achievement of predetermined performance criteria during a three-year period, and vest in full upon the MDCC's certification of the third year's performance results. We believe this vesting schedule encourages executives to remain with TE Connectivity and strive to continually improve shareholder value.

42            2014 Annual General Meeting Proxy Statement

        PSUs provide the named executive officer the opportunity to earn shares of the company's stock based on the company's EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index over a three-year performance cycle. In each year of the performance cycle, one-third of the PSUs granted (the "annual target amount") can be earned based on the predetermined performance schedule which is as follows:

Metric	Threshold	Target	Maximum	Threshold payout	Target payout	Maximum payout
Relative EPS Growth Percentile Ranking	25th percentile	44th to 55th percentile	75th percentile	50% of target	100% of target	200% of target

        Annually, a minimum threshold must be achieved in order for any portion of the PSUs to be earned. Specifically, in any year that the company's EPS growth is within the 45th to 55th percentile of the index, the annual target amount will be reserved for delivery to the named executive officer following completion of the three-year performance cycle. If the company's results are higher, up to 200% of the annual target amount will be reserved for delivery. If results are lower, a smaller percentage will be reserved for delivery, and no PSUs will be reserved if the performance threshold has not been met. PSUs that have been reserved will vest following the close of the three-year performance cycle. The named executive officer also will receive dividend equivalent stock units at the conclusion of the three-year performance cycle, commensurate with the portion of the PSUs that are reserved and vested.

        The company does not have a specific policy for allocating long-term equity incentive awards among the different forms of equity, but determines each year what is appropriate in light of the then-current circumstances. However, consistent with our philosophy that a majority of an executive officer's compensation should be performance-based and aligned with shareholders' interest, long-term equity incentive awards for executive officers are weighted heavily in the form of stock options and PSUs.

        In order to facilitate the long-term equity incentive grant process and promote internal pay equity, the MDCC has established guidelines that group certain executive officers (excluding Mr. Lynch) together in separate grant ranges based on factors such as market benchmark data, similarity in roles and scope of business, or the impact of the executive officer's role on the organization. The MDCC then assigns an equity value range for each executive officer group based on applicable competitive market data. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the MDCC may grant awards outside an assigned range to recognize exceptional or below average performance. The MDCC reviews the guidelines annually and adjusts them as appropriate.

        To determine the value of each executive officer's long-term equity incentive award in any year, the MDCC refers to the equity grant guidelines, assesses the executive's future potential, and also considers the same factors generally considered for other components of total compensation—internal pay equity, individual performance and contributions to strategic initiatives, level of experience and compensation history. As with the other components of total compensation, Mr. Lynch makes a recommendation regarding long-term equity incentive awards for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Mr. Lynch, the MDCC reviews the applicable market reference data, competitive compensation analysis, and any additional input from the compensation consultant, and also assesses Mr. Lynch's performance. Based on this information, the MDCC presents a recommendation to the independent members of the full Board for consideration.

  Fiscal 2013 Long-Term Incentive Awards

        As part of the annual award process, the MDCC reviewed and revised the equity value ranges to reflect updated market data and changes in the executive officers' roles. Under the revised equity value

2014 Annual General Meeting Proxy Statement            43

ranges for fiscal 2013, Messrs. Curtin, Donahue and Hau are grouped together in the same long-term incentive range and Mr. Shaddock is grouped together with other executives in a different long-term incentive range. Notwithstanding the change in his role, the MDCC determined that Mr. Curtin should remain in the same executive grouping for long-term incentive planning purposes as in previous years when he held the role of Chief Financial Officer. The MDCC believed that, as one of the top key executives in the company who accepted a role as general manager of a very complex business unit, Mr. Curtin should not be assigned to a lower long-term incentive range. For our named executive officers other than Mr. Lynch, the equity value ranges for the fiscal 2013 long-term equity incentive awards were as follows:

  •
  Messrs. Curtin, Donahue and Hau—$1,000,000–$3,000,000

  •
  Mr. Shaddock—$600,000–$1,800,000

        Annual long-term equity incentive awards for fiscal 2013 were granted in the first quarter of the fiscal year. The values of these awards for the named executive officers appear in the Summary Compensation and Grants of Plan-Based Awards Tables. Fiscal 2013 equity incentive awards for executive officers were made in the form of stock options (50%), PSUs (30%) and RSUs (20%).

        The equity award values approved by the MDCC for the named executive officers for fiscal 2013 were as follows:

Mr. Lynch	$7,000,000
Mr. Hau	$1,800,000
Mr. Curtin	$2,300,000
Mr. Donahue	$2,300,000
Mr. Shaddock	$1,500,000

        In establishing Mr. Lynch's award, the MDCC considered Mr. Lynch's continued strong leadership of the company through another successful year in fiscal 2012, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

  Fiscal 2014 Long-Term Incentive Awards

        Annual long-term equity incentive awards for fiscal 2014 were granted in November 2013. (These equity awards are not reflected in the Summary Compensation or Grants of Plan-Based Awards tables because those tables only cover fiscal 2013.) For our named executive officers other than Mr. Lynch, the equity value ranges for the fiscal 2014 long-term equity incentive awards are unchanged.

        The fiscal 2014 equity incentive awards for the named executive officers were in the form of stock options (50%), PSUs (30%) and RSUs (20%). The equity award values approved by the MDCC for the named executive officers for fiscal 2014 were as follows:

Mr. Lynch	$7,500,000
Mr. Hau	$1,900,000
Mr. Curtin	$2,300,000
Mr. Donahue	$2,300,000
Mr. Shaddock	$1,750,000

44            2014 Annual General Meeting Proxy Statement

  Pay Mix

        The company does not have a defined policy to dictate the allocation between fixed and performance-based compensation or between annual and long-term compensation. The pay mix for each named executive officer is driven largely by two concerns: to deliver compensation primarily through performance-based components that align the executives' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review the pay mix to ensure that the allocation achieves those goals.

        The following table shows our pay mix for fiscal 2013, based on the data reported in the Summary Compensation Table. As indicated, performance-based incentives constituted at least 57%, and as much as 87%, of fiscal 2013 compensation for the named executive officers. The allocations differ among the named executive officers because of market practice for their respective positions.

	Base Salary Rate	Long-Term Incentives(4)	Annual Incentive	Other Compensation
Lynch	10%	67%	20%	3%
Hau(1)	14%	43%	14%	29%
Curtin	17%	60%	19%	4%
Donahue(2)	15%	55%	25%	5%
Shaddock(2)(3)	19%	51%	21%	9%

(1)
The amount shown in the "Other Compensation" column for Mr. Hau includes the second half of his cash sign-on bonus and relocation expense.

(2)
For Mr. Donahue and Mr. Shaddock, amounts do not include the value of expatriate-related tax items.

(3)
The amount shown in the "Other Compensation" column for Mr. Shaddock includes his rental housing payments and company car-related expenses, but excludes the value of the other benefits paid on Mr. Shaddock's behalf as a result of his assignment in China. For more information, see footnote (a) of the "All Other Compensation" table in the Summary Compensation Table section of this proxy statement.

(4)
Long-term incentives are comprised of 50% stock options, 30% PSUs and 20% RSUs.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under our 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation for these purposes.

        In evaluating compensation programs covering our executive officers, the MDCC considers the potential impact on the company of Section 162(m) and generally intends to maximize the deductibility of compensation. However, the MDCC reserves the right to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the company makes appropriate payments to executive officers.

Shareholder Advisory Vote on Executive Compensation

        Although the advisory shareholder vote on executive compensation is non-binding, the MDCC has considered, and will continue to consider, the outcome of the vote and the sentiments of our

2014 Annual General Meeting Proxy Statement            45

shareholders when making future compensation decisions for the named executive officers. At our annual general meeting of shareholders held on March 6, 2013, shareholders representing 89% of the votes cast on the "say-on-pay" proposal approved the compensation of our named executive officers. Based on those results, the MDCC believes shareholders support the company's executive compensation philosophy and the compensation paid to the named executive officers.

Risk Profile of Compensation Programs

        The MDCC has structured our executive compensation programs to provide the appropriate level of incentives without encouraging our executive officers to take excessive risks in managing their businesses.

        We performed a two-part risk assessment of the company's compensation programs and practices in fiscal 2013. We first conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified. After the initial evaluation, the assessment team confirmed three points with the corporate managers responsible for each program: how the program design aligned with business unit or overall corporate strategy, what controls mitigate the potential for risk, and the process for review and approval of final plan payouts.

        After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the company's compensation programs and practices in fiscal 2013 were reasonably likely to have a material adverse effect on the company.

Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and to make the company a more appealing employer to prospective employees.

        The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible U.S.-based employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), for executive officers.

        Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents a percentage of the employee's compensation, which, for purposes of the RSIP, generally includes base salary and annual incentive awards.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table that follows this CD&A. Participants, including executive officers, are fully vested in company matching contributions under the RSIP and SSRP after three years of service.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the

46            2014 Annual General Meeting Proxy Statement

executive officer's deferred compensation at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits.

        All of the company's U.S. retirement, deferred compensation, incentive, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2013 table that follows this CD&A.

Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees in the same geographic area. The various benefit plans are part of our overall total compensation and are intended to be competitive with peer companies.

        For eligible U.S.-based employees, the company provides medical, dental and life insurance, and disability coverage. Outside of the United States, the company provides welfare benefits based on local country practices.

Perquisites

        Through first quarter of fiscal 2013, the company paid U.S. executive officers a cash allowance equal to an additional ten percent (10%) of base salary in lieu of perquisites typically provided by other companies. Each executive was permitted to apply the allowance as he or she deemed appropriate. Effective January 1, 2013, the separate perquisite allowance has been discontinued for the named executive officers. As described on page 38, the MDCC approved base salary increases for the named executive officers for 2013 to recognize the elimination of the perquisite allowance.

        The company permits the Chief Executive Officer to use the company aircraft for limited non-company business purposes, as further described in footnote (a) to the All Other Compensation table following the Summary Compensation Table. There are no other perquisites provided to U.S. executive officers.

        For non-U.S. executives, perquisite benefits are paid based on local country practice.

Expatriate Assignment Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Shaddock received certain benefits to compensate him for relocating to China. These benefits are paid under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utility allowance, storage costs, and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country. Mr. Donahue was assessed additional taxes in fiscal 2013 in conjunction with his overseas assignment that concluded at the end of 2011, as explained in footnote (a) to the All Other Compensation table following the Summary Compensation Table.

Relocation Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Hau received certain benefits to compensate him for relocating to the company's offices in Berwyn, Pennsylvania. These benefits are paid under the terms of the company's relocation assistance policy which is available to all employees who relocate their residence at the request of the company. Under the policy, eligible

2014 Annual General Meeting Proxy Statement            47

employees are reimbursed (or provided cash allowances) for items such as home sale/home purchase related fees, moving expenses, temporary living expenses, loss on home sale and other miscellaneous expenses. In addition, eligible employees are provided with tax gross-up payments to make them whole for the taxes imposed on benefits provided under the policy. Under the policy, benefits are provided at different levels of reimbursement, depending on the employee's organization level, and Mr. Hau's benefits were provided under the level covering senior managers of the company.

Change in Control and Termination Payments

        The company maintains the TE Connectivity Severance Plan for U.S. Officers and Executives (referred to as the Severance Plan) and the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to as the CIC Plan). The company believes that maintaining severance and change in control benefits is appropriate in order to attract and retain executive talent: such benefits are standard at our peer companies. In addition, we believe such benefits help us avoid costly and potentially protracted separation negotiations, ensure continuity of management in the event of an actual or threatened change in control, and protect our executive officers' investment in the company. With the assistance of its compensation consultant, the MDCC performed a competitive analysis of both plans in fiscal 2012 and determined that the benefits provided were standard in the marketplace.

        Under the Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death. In order to obtain severance benefits, the executive officer must accept a confidentiality agreement, a one-year non-compete agreement, a two-year non-solicitation agreement, and non-disparagement covenants in favor of the company.

        The Severance Plan provides cash severance upon termination of employment as follows:

  •
  for the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus

  •
  for other executive officers, an amount equal to base salary plus target bonus.

        Cash severance payments under the Severance Plan will be made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding equity awards will be treated in accordance with the applicable award agreement.

        "Cause" under the Severance Plan is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on TE Connectivity and its employees.

        Severance benefits for non-U.S. executives generally will be based on local statutory requirements.

        The CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the company or "good reason resignation" that occurs during a period shortly before and continuing after a change in control (a "qualifying termination"). In order to obtain benefits, the executive officer must accept confidentiality, non-competition, and non-solicitation agreements, and non-disparagement covenants in favor of the company.

        For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, company actions that would cause the executive to violate his or her ethical or professional

48            2014 Annual General Meeting Proxy Statement

obligations, relocation to a place of employment more than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus, a reduction in the aggregate of the executive's benefits, or failure by the company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, or other egregious conduct likely to have a materially detrimental impact on TE Connectivity and its employees.

        The CIC Plan provides cash severance in the event of a qualifying termination as follows:

  •
  for the Chief Executive Officer, three times base salary plus three times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for other executive officers, one and one-half times base salary plus one and one-half times target bonus.

        Cash severance payments under the CIC Plan will be made in one lump sum. In addition, a terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding stock options and RSUs will become fully vested in the event of a qualifying termination. PSUs will vest pro rata in accordance with their terms and performance criteria. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up to reflect Section 280G or any other taxes.

Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to the executive officers, including the named executive officers. Under the plan, the Chief Executive Officer is required to own TE Connectivity common shares in an amount equal to six times base salary. Direct reports to the Chief Executive Officer are required to own shares in an amount equal to two times base salary, and were required to meet the share ownership requirements by July 9, 2012, or within five years of the officer's date of employment, if later. The following shares count toward the ownership requirements: wholly-owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2013 year-end, all of the named executive officers met their stock ownership requirements. Beginning in fiscal 2014, stock ownership requirements for the named executive officers have been increased from two to three times base salary.

Insider Trading Policy

        Our named executive officers along with all of our employees are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Additionally, our named executive officers and employees are prohibited from engaging in transactions in puts, calls, cashless collars, options, short sales, or similar rights, obligations, or transactions involving TE Connectivity securities, other than the exercise of a company issued stock option. Our policy also places timing restrictions on when executive officers can enter into trading transactions concerning our securities.

2014 Annual General Meeting Proxy Statement            49

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and in the company's proxy statement for the 2014 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

David P. Steiner, Chair
Daniel J. Phelan
Paula A. Sneed

December 3, 2013

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

50            2014 Annual General Meeting Proxy Statement

 EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal year ended September 27, 2013 ("fiscal 2013") and, where applicable, the fiscal years ended September 28, 2012 and September 30, 2011. The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus(2) ($) (d)	Stock Awards(3) ($) (e)	Option Awards(4) ($) (f)	Non-Equity Incentive Plan Compen- sation(5) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(6) ($) (h)	All Other Compen- sation(7) ($) (i)	Total ($) (j)
Thomas J. Lynch	2013	$1,074,615	—	$3,602,490	$3,358,155	$2,098,800	—	$338,968	$10,473,028
Chief Executive Officer	2012	$1,000,000	—	$2,083,196	$5,301,950	$1,062,500	—	$383,295	$9,830,941
(PEO)	2011	$1,005,769	—	$2,211,339	$4,789,700	$1,250,000	—	$443,238	$9,700,046
Robert W. Hau(2)	2013	$580,292	$850,000	$926,160	$863,428	$604,454	—	$366,747	$4,191,081
Chief Financial Officer (PFO)	2012	$89,308	$850,000	$2,050,309	—	$57,387	—	$32,077	$3,079,081
Terrence R. Curtin	2013	$625,164	—	$1,183,919	$1,103,388	$732,580	—	$139,215	$3,784,266
EVP & President,	2012	$581,756	—	$624,959	$1,590,775	$445,044	—	$159,900	$3,402,434
Industrial Solutions;	2011	$572,514	—	$660,096	$1,429,646	$436,317	—	$166,911	$3,265,484
Chief Financial Officer (PFO) (through July 2012)
Joseph B. Donahue	2013	$650,142	—	$1,183,919	$1,103,388	$1,034,998	—	$1,529,568	$5,502,015
EVP & Chief Operating	2012	$605,000	—	$595,297	$1,514,775	$613,651	$125,471	$220,710	$3,674,904
Officer, President,	2011	$569,362	—	$587,088	$1,273,847	$522,720	$54,898	$1,015,014	$4,022,929
Network Solutions
Robert N. Shaddock(8)	2013	$537,308	—	$771,914	$719,452	$615,648	—	$941,590	$3,585,912
EVP & Chief Technology Officer	2012	$493,523	—	$327,310	$833,150	$375,328	—	$1,031,015	$3,060,326

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
Mr. Hau became our chief financial officer effective August 1, 2012. Mr. Hau received a cash sign-on bonus in the amount of $1,700,000 and a stock award to compensate for bonus and equity forfeited when he left his previous employer. Half of the sign-on bonus was paid in fiscal 2012 and the remaining half was paid in the first quarter of fiscal 2013.

(3)
This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
Name	Target Value ($)	Maximum Value ($)
Mr. Lynch	$2,161,494	$4,322,988
Mr. Hau	$555,696	$1,111,392
Mr. Curtin	$710,283	$1,420,566
Mr. Donahue	$710,283	$1,420,566
Mr. Shaddock	$463,080	$926,160
(4)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 22 (Share Plans) to the notes to consolidated financial statements ("Note 22") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 27, 2013 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(5)
Represents amounts earned under the fiscal 2013 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

2014 Annual General Meeting Proxy Statement            51

(6)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue under his frozen pension plan as described in "CD&A—Retirement and Deferred Compensation Benefits." For fiscal 2013, the change in pension value is a decrease from fiscal 2012. Rather than report a negative value, a change of $0 is reported. Mr. Lynch, Mr. Hau, Mr. Curtin and Mr. Shaddock do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(7)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are our incremental cost. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

(8)
Mr. Shaddock was paid in part outside the U.S. in another currency. Due to the timing of payments, the following range of exchange rates, primarily as determined by TE Connectivity finance, was used to convert to U.S. dollars: $0.159-$0.163:CNY 1 in fiscal 2013 and $0.157-$0.159:CNY 1 in fiscal 2012.

All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	Company Contributions to DC Plans(d) ($)	Total All Other Compensation ($)
Thomas J. Lynch	2013	$37,289	—	$194,919	$106,760	$338,968
Robert W. Hau	2013	$266,257	—	$77,181	$23,309	$366,747
Terrence R. Curtin	2013	$14,544	—	$60,526	$64,145	$139,215
Joseph B. Donahue	2013	$1,352,158	$532	$57,741	$119,137	$1,529,568
Robert N. Shaddock	2013	$860,589	—	$35,417	$45,584	$941,590

(a)
Amounts reflect a cash perquisite allowance paid for the first quarter of fiscal 2013 under the executive flexible perquisites allowance program which provides a cash allowance of 10% of base salary for executives whose employment is based in the United States. As of January 1, 2013, Mr. Lynch and his direct reports including the named executive officers were no longer eligible for the flexible perquisites allowance program. Amounts less than $25,000 for Mr. Lynch include the incremental cost to us of Mr. Lynch's non-business use of our aircraft. We own an aircraft that we use for business purposes. Mr. Lynch uses the aircraft for business purposes, but occasionally he will make a non-business related stop while on a business trip, provide travel to a family member while on a business trip, or travel on the aircraft to attend meetings of the Thermo Fisher Scientific Inc. board of directors, of which he is a member. The incremental cost to us includes the direct variable cost associated with travel to attend Thermo Fisher Scientific Inc. board meetings during fiscal 2013. Amounts less than $25,000 for Mr. Hau are comprised of relocation allowances including final moving expenses and temporary living expenses which total $14,574. The company also provided Mr. Hau with tax gross-up payments in the amount of $9,835 for calendar year 2012 on relocation allowances paid in fiscal year 2012; gross-up amounts for calendar 2013 are not determined until the end of calendar year 2013. Tax gross-up payments to Mr. Hau made him whole for the additional taxes assessed on the value of the relocation benefits provided to him in accordance with our relocation benefit policy.

Amounts greater than $25,000 for Mr. Hau are:

Benefit Type	Amount
Home sale/home purchase related fees	$143,192
Home sale—Loss on sale	$50,000
Home goods/automobile transport	$35,156

52            2014 Annual General Meeting Proxy Statement

  The amount for Mr. Donahue includes expenses pertaining to an expatriate assignment in Germany during fiscal 2009-2011. In fiscal 2012, a German payroll tax audit was conducted and it was determined that certain elements of Mr. Donahue's compensation while on assignment were inadvertently not subjected to certain German payroll taxes. In fiscal 2013, after a review by the German tax authorities and pursuant to the process of the company's tax equalization program, the company paid on behalf of Mr. Donahue, foreign taxes in the amount of $1,182,612 (net of amounts withheld from his base pay under the tax equalization program), and related U.S. federal and state taxes in the amount of $111,629. In fiscal 2013, the company also provided Mr. Donahue tax gross-up payments of $20,277 for calendar year 2012 under our tax equalization program which made him whole for additional taxes imposed in Germany. In fiscal 2012, Mr. Donahue made a repayment to the company of $124,509 as a result of his 2011 tax equalization settlement. In fiscal 2013, Mr. Donahue made repayments to the company of $24,083 and $223,859 as a result of his 2012 tax equalization settlement. These amounts were not deducted from his fiscal 2012 and 2013 total compensation. Amounts less than $25,000 for Mr. Donahue totaling $22,515 are the net expenses paid by us for tax preparation expenses, relocation management fees and various miscellaneous fees and expenses. Due to the timing of payments, the following range of exchange rates, primarily as determined by TE Connectivity finance, was used to convert to U.S. dollars: $1.28—$1.34:EUR 1 in fiscal 2013.

  The amount for Mr. Shaddock includes expenses pertaining to his current expatriate assignment in China. Amounts less than $25,000 for Mr. Shaddock are comprised of home leave costs, relocation management fees, visa/work permits, insurance costs, tax preparation services, utility allowances and various miscellaneous fees and expenses which total $64,936. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Shaddock foreign taxes in the amount of $324,599 (net of amounts withheld from his base pay under the tax equalization program) and related U.S. federal and state taxes in the amount of $81,751 for services performed in China in fiscal 2013. The company also provided Mr. Shaddock with tax gross-up payments of $67,516 for calendar year 2012 under our tax equalization program which made him whole for additional taxes imposed in China; gross-up amounts for calendar 2013 are not determined until the end of calendar year 2013. Due to the timing of payments the following range of exchange rates, primarily as determined by TE Connectivity finance, was used to convert to U.S. dollars: $0.159—$0.163:CNY 1 in fiscal 2013 and $0.157—$0.159:CNY 1 in fiscal 2012.

  Amounts greater than $25,000 for Mr. Shaddock are:

Benefit Type	Amount
Rent	$121,067
Goods and services allowance	$100,646
Car and driver	$57,574
Location premium	$30,000
(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs and PSUs using the closing price on the date of the crediting. The dividend equivalent unit value associated with the PSUs reflects target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

2014 Annual General Meeting Proxy Statement            53

(d)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Lynch	2013	$12,750	$94,010
Mr. Hau	2013	$12,750	$10,559
Mr. Curtin	2013	$13,286	$50,859
Mr. Donahue	2013	$25,429	$93,708
Mr. Shaddock	2013	$12,750	$32,834

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,500 as a result of a frozen defined benefit plan.

54            2014 Annual General Meeting Proxy Statement

Grants of Plan-Based Awards in Fiscal 2013

        The following table discloses the potential payouts for fiscal 2013 under the company's annual incentive program and actual numbers of stock option, restricted stock unit and performance stock unit awards granted during fiscal 2013 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name (a)	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch
Annual Incentive Plan		825,000	1,650,000	3,300,000
Stock Option	11/12/12								391,850	34.05	3,358,155
RSU	11/12/12							42,320			1,440,996
PSU	11/12/12				31,740	63,480	126,960				2,161,494
Robert W. Hau
Annual Incentive Plan		237,600	475,200	950,400
Stock Option	11/12/12								100,750	34.05	863,428
RSU	11/12/12							10,880			370,464
PSU	11/12/12				8,160	16,320	32,640				555,696
Terrence R. Curtin
Annual Incentive Plan		287,970	575,939	1,151,878
Stock Option	11/12/12								128,750	34.05	1,103,388
RSU	11/12/12							13,910			473,636
PSU	11/12/12				10,430	20,860	41,720				710,283
Joseph B. Donahue
Annual Incentive Plan		299,475	598,950	1,197,900
Stock Option	11/12/12								128,750	34.05	1,103,388
RSU	11/12/12							13,910			473,636
PSU	11/12/12				10,430	20,860	41,720				710,283
Robert N. Shaddock
Annual Incentive Plan		220,000	440,000	880,000
Stock Option	11/12/12								83,950	34.05	719,452
RSU	11/12/12							9,070			308,834
PSU	11/12/12				6,800	13,600	27,200				463,080

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2015. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2013 Long-Term Incentive Awards" for additional information about these awards, including performance criteria.

(3)
This column shows the number of RSUs granted in fiscal 2013 to the named executive officers. The grants vest equally over four years starting on the first anniversary of the grant date.

(4)
This column shows the number of stock options granted in fiscal 2013 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(5)
This column shows the full grant date fair value of PSUs, RSUs and stock options under ASC 718 granted to the named executive officers in fiscal 2013. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 22 in the 10-K. In determining the number of PSUs, RSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal 2013 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU, RSU and stock option shares awarded to each named executive officer was $33.08 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $34.05 per share for the November grant.

2014 Annual General Meeting Proxy Statement            55

Outstanding Equity Awards at 2013 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the company's named executive officers on September 27, 2013. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4) (j)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(2)(5) (i)
						Number of Shares or Units of Stock That Have Not Vested(1)(2)(3) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($) (h)
		Number of Securities Underlying Unexercised Options
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)
Thomas J. Lynch	03/10/05	123,994	0	$41.38	03/09/15
	11/22/05	121,111	0	$33.52	11/21/15
	11/21/06	216,269	0	$35.03	11/20/16
	07/02/07	527,750	0	$39.97	07/01/17
	11/18/08	820,150	0	$14.56	11/18/18
	12/03/09	556,350	185,450	$24.60	11/17/19	24,312	$1,263,252
	11/08/10	263,750	263,750	$33.73	11/08/20	34,964	$1,816,729
	11/14/11	139,525	418,575	$34.49	11/14/21	47,328	$2,459,163
	11/12/12	0	391,850	$34.05	11/12/22	73,051	$3,795,730	43,664	$2,268,781
Robert W. Hau	09/19/12	0	0			42,927	$2,230,487
	11/12/12	0	100,750	34.05	11/12/22	18,780	$975,809	11,225	$583,251
Terrence R. Curtin	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	175,000	0	$14.11	11/17/18
	12/03/09	149,475	49,825	$24.60	11/17/19	6,529	$339,247
	11/08/10	78,725	78,725	$33.73	11/08/20	10,437	$542,307
	11/14/11	41,862	125,588	$34.49	11/14/21	14,198	$737,728
	11/12/12	0	128,750	$34.05	11/12/22	24,008	$1,247,456	14,348	$745,522
Joseph B. Donahue	09/26/07	87,950	0	$34.54	09/26/17
	11/17/08	119,363	0	$14.11	11/17/18
	12/03/09	116,250	38,750	$24.60	11/17/19	5,079	$263,905
	11/08/10	62,975	62,975	$33.73	11/08/20	8,351	$433,918
	06/07/11	6,825	6,825	$35.90	06/07/21	865	$44,945
	11/14/11	39,862	119,588	$34.49	11/14/21	13,524	$702,707
	11/12/12	0	128,750	$34.05	11/12/22	24,008	$1,247,456	14,348	$745,522
Robert N. Shaddock	09/22/08	32,700	0	$29.15	09/21/18
	11/17/08	55,700	0	$14.11	11/17/18
	12/03/09	74,737	24,913	$24.60	11/17/19	3,266	$169,701
	11/08/10	39,375	39,375	$33.73	11/08/20	5,216	$271,023
	11/14/11	21,925	65,775	$34.49	11/14/21	7,436	$386,375
	11/12/12	0	83,950	$34.05	11/12/22	15,653	$813,330	9,354	$486,034

(1)
All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.

(2)
Any dividend equivalents issued on RSUs and PSUs have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(3)
Amounts include PSUs earned based on year 1 certification results of the 11/12/12 PSU grant.

(4)
Value represents the market value of TE Connectivity common shares based on the closing price of $51.96 per share on September 27, 2013.

(5)
Represents target shares that have not yet been earned under the PSU program. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2013 Long-Term Incentive Awards" for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

56            2013 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2013

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal 2013 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Thomas J. Lynch	408,028	$4,260,697	82,456	$2,808,879
Robert W. Hau	—	—	14,309	$767,320
Terrence R. Curtin	121,716	$1,152,764	22,365	$761,788
Joseph B. Donahue	—	—	18,965	$650,698
Robert N. Shaddock	—	—	10,904	$371,389

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs. Any dividend equivalents issued on RSUs that vested during fiscal 2013 have been included in the number of units reported.

(3)
The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2013

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal 2013.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan – Part II & AMP Restoration Plan	16.8	$715,729	—

(1)
Mr. Lynch, Mr. Hau, Mr. Curtin and Mr. Shaddock do not participate in any pension plan sponsored by TE Connectivity.

(2)
Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 27, 2013 and is based on a number of assumptions, including:
  •
  A discount rate of 4.84% was used for the Tyco Electronics Pension Plan – Part II and a discount rate of 4.90% was used for the AMP Restoration Plan – the rates as of September 27, 2013 in accordance with ASC 715, Compensation-Retirement Benefits;

  •
  Mortality rates based on the RP-2000 mortality table for males and females with mortality improvement projected to 2018; and

2013 Annual General Meeting Proxy Statement            57

  •
  No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2013

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal 2013 and balances at fiscal year end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute "Spillover" deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit. We provide matching contributions based on the executive's deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called "Company Credits" are also provided on any salary and bonus actually paid in excess of the Internal Revenue Code Section 401(a)(17) limit ($255,000 in 2013). Matching contributions vest after three years of service, and are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan (see page 46 of the CD&A). The company match structure for the qualified plan is based on years of service as well as the employee's contributions.

Name	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE(4) ($) (f)
Thomas J. Lynch	$283,356	$94,010	$123,959	—	$4,179,949
Robert W. Hau	$14,262	$10,559	$2,034	—	$26,855
Terrence R. Curtin	$183,503	$50,860	$654,955	—	$3,244,340
Joseph B. Donahue	$115,133	$93,708	$144,326	—	$1,023,269
Robert N. Shaddock	$150,154	$32,834	$141,365	—	$864,486

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation Table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation Table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Mr. Curtin, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

58            2013 Annual General Meeting Proxy Statement

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the TE Connectivity Severance Plan for U.S. Officers and Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

2014 Annual General Meeting Proxy Statement            59

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   consummation of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

60            2014 Annual General Meeting Proxy Statement

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Thomas J. Lynch
Compensation
Severance(1)			$5,500,000	$8,250,000
Short-Term Incentive(2)	$2,098,800	$2,098,800	$2,098,800	$2,098,800
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$8,262,928	$24,212,613		$24,212,613
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$2,525,412	$7,784,595		$7,784,595
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$0	$1,583,117		$1,583,117
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$12,907	$12,907
Outplacement(7)			$20,000	$20,000
Robert W. Hau(10)
Compensation
Severance(1)			$1,603,800	$2,138,400
Short-Term Incentive(2)		$604,454	$604,454	$604,454
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$1,804,433		$1,804,433
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,807,763		$2,807,763
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$406,951		$406,951
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$12,907	$12,907
Outplacement(7)			$9,300	$9,300
Terrence R. Curtin
Compensation
Severance(1)			$1,823,806	$2,431,742
Short-Term Incentive(2)		$732,580	$732,580	$732,580
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$7,298,304		$7,298,304
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,357,321		$2,357,321
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$520,172		$520,172
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$12,907	$12,907
Outplacement(7)			$9,300	$9,300
Joseph B. Donahue
Compensation
Severance(1)			$1,896,675	$2,528,900
Short-Term Incentive(2)	$1,034,998	$1,034,998	$1,034,998	$1,034,998
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,955,899	$6,712,959		$6,712,959
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$610,010	$2,183,515		$2,183,515
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$0	$520,172		$520,172
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$12,907	$12,907
Outplacement(7)			$9,300	$9,300

2014 Annual General Meeting Proxy Statement            61

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(9)
Robert N. Shaddock
Compensation
Severance(1)			$1,485,000	$1,980,000
Short-Term Incentive(2)	$615,648	$615,648	$615,648	$615,648
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,186,297	$4,052,060		$4,052,060
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$366,578	$1,308,301		$1,308,301
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$0	$339,143		$339,143
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$12,907	$12,907
Outplacement(7)			$9,300	$9,300

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Mr. Hau, Mr. Curtin, Mr. Donahue and Mr. Shaddock—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Mr. Hau, Mr. Curtin, Mr. Donahue and Mr. Shaddock—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 4999, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes.

(2)
Assumes the effective date of termination is September 27, 2013 and that the pro rata payment under the annual incentive program is equal to 12/12ths of the actual award earned for fiscal 2013.

(3)
Assumes the effective date of termination is September 27, 2013 and the price per TE Connectivity common share on the date of termination equals $51.96. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the greater of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 27, 2013.

(4)
Assumes the effective date of termination is September 27, 2013 and the price per TE Connectivity common share on the date of termination equals $51.96. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs vest on a pro rata basis following certification of performance results, including dividend equivalent units issued on PSUs. The shares to vest are prorated based on the termination date, and delivery of vested shares occurs as soon as administratively feasible following the certification process in the year of termination. Any remaining PSUs are immediately forfeited.

(5)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(6)
Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal 2013 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(7)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage not to exceed $20,000 for the Chief Executive Officer and provides $9,300 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits.

(8)
As of September 27, 2013, Mr. Lynch, Mr. Donahue and Mr. Shaddock satisfy the requirements for Retirement under our stock award plan and are entitled to a pro rata vesting of their outstanding stock options and RSUs for those

62            2014 Annual General Meeting Proxy Statement

  grants where a minimum of one year of service has been attained since the award grant date. Amounts disclosed represent the prorated value of eligible awards as of September 27, 2013. Mr. Hau and Mr. Curtin are not entitled to receive any pro rata vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.

(9)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."

(10)
Under the SSRP, the required vesting period on the company match is three years. In the event of a change in control, the SSRP company match immediately vests for participants who have not yet met the vesting requirement which is the case for Mr. Hau. All other named executive officers have met the SSRP vesting requirement. For additional details, see "Nonqualified Deferred Compensation for Fiscal 2013."

2014 Annual General Meeting Proxy Statement            63

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2013 compensation of each director who is not our salaried employee or an employee of our subsidiaries was set at $215,000 per annum, payable $80,000 in cash and $135,000 in equity value. The chair of the Audit Committee received an additional $25,000 cash retainer and the chairs of the Management Development and Compensation Committee and Nominating, Governance and Compliance Committee received an additional $15,000 cash retainer. The chairman of the Board, who effective January 7, 2013 was appointed lead independent director, received an additional retainer fee of $160,000 ($100,000 in cash and $60,000 in equity value). Audit Committee members, including the chair, each received an additional $10,000 in cash compensation. Directors who are employees of us or our subsidiaries, including our current chairman of the board who was appointed effective January 7, 2013, do not receive any compensation for their services as directors.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., with the exception of Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Under current U.S. tax law, our U.S.-based non-employee directors cannot defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he receives his equity compensation in the form of DSUs. DSUs awarded to Dr. Gromer vested immediately upon grant, and will be paid in common shares within 30 days following termination (subject to the previously-existing option of deferring the payout). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Effective for fiscal 2014, compensation for non-employee directors will increase to $250,000 per annum, payable $90,000 in cash and $160,000 in equity value. Lead independent director and committee fees will remain the same as those in effect for fiscal 2013.

        We reimburse our Board members for expenses incurred in attending Board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 27, 2013.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$90,000	$138,958	$30,782	$259,740
Juergen W. Gromer	$90,000	$138,958	$28,434	$257,392
William A. Jeffrey	$80,000	$138,958	—	$218,958
Yong Nam	$80,000	$138,958	—	$218,958
Daniel J. Phelan	$80,000	$138,958	$21,242	$240,200
Frederic M. Poses	$195,000	$200,725	$22,092	$417,817
Lawrence S. Smith	$115,000	$138,958	$22,969	$276,927
Paula A. Sneed	$80,000	$138,958	$23,240	$242,198
David P. Steiner	$95,000	$138,958	$20,782	$254,740
John C. Van Scoter	$80,000	$138,958	$5,787	$224,745

(1)
The amounts shown represent the amount of cash compensation earned in fiscal 2013 for Board and committee services. Mr. Poses received additional fees for his work as the Board chair until January 7, 2013 and then as lead independent director for the remainder of fiscal 2013. Mr. Poses, Mr. Smith and Mr. Steiner each received additional fees for their roles as chair of the Nominating, Governance and Compliance Committee, the Audit Committee and the Management Development

64            2014 Annual General Meeting Proxy Statement

  and Compensation Committee, respectively. Dr. Brondeau, Dr. Gromer and Mr. Smith each received for the full year the additional Audit Committee cash retainer for serving on the committee. The amount for Dr. Gromer reflects the U.S. dollar equivalent for fees earned as Dr. Gromer is paid in euros.

(2)
On November 12, 2012, Dr. Brondeau, Dr. Jeffrey, Mr. Nam, Mr. Phelan, Mr. Poses, Mr. Smith, Ms. Sneed, Mr. Steiner and Mr. Van Scoter each received a grant of 4,081 common shares. Dr. Gromer received an award of 4,081 DSUs. Mr. Poses received an additional 1,814 shares in equity compensation for serving as chairman until January 7, 2013 and for serving as lead independent director for the remainder of fiscal 2013. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($33.08 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal 2013, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($34.05 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. As of fiscal 2013 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—11,881; Dr. Gromer—31,291; Mr. Phelan—11,881; Mr. Poses—13,318; Mr. Smith—15,900; Ms. Sneed—14,584; Mr. Steiner—11,881; Mr. Van Scoter—6,363.

(3)
The amounts shown represent the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, company matching gift contributions made on behalf of certain directors under TE Connectivity's matching gift program, and amounts reimbursed to Mr. Phelan and Mr. Smith for expenses incurred when attending continuing education courses. Our board governance principles encourage directors to attend certain continuing education courses that are related to their duties as directors, and provide that we will reimburse the costs associated with attending one course every two years. The $28,434 amount reported for Dr. Gromer is the dividend equivalent unit amount earned on his DSU awards.

        In connection with her nomination to the Board of Directors, the company entered into a board consulting agreement with director nominee Laura H. Wright effective May 2013 through the date of the Annual General Meeting, to enable Ms. Wright to attend Board meetings in preparation for her proposed director role, under which Ms. Wright received compensation of $60,000.

Charitable Contributions

        Our board governance principles require that the Board approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount that is less than one percent of that organization's annual charitable receipts and is less than one percent of TE Connectivity's annual charitable contributions.

        Any matching donation by TE Connectivity to organizations associated with a director is limited to an amount that is no greater than the amount contributed by the director and is required to be made in a manner consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity, Inc. Political Action Committee (TELPAC). This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

2014 Annual General Meeting Proxy Statement            65

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Frederic Poses, Lead Independent Director, is Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. TE Connectivity made $9.9 million in purchases from Ascend during fiscal 2013. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which TE Connectivity made $0.3 million in purchases during fiscal 2013. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

66            2014 Annual General Meeting Proxy Statement

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 27, 2013.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 27, 2013, the Audit Committee of the Board was composed of three directors. Lawrence S. Smith served as chair and Pierre R. Brondeau and Juergen W. Gromer served as members of the Committee. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, the Board determined that Mr. Smith and Dr. Brondeau are audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 27, 2013. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with

2014 Annual General Meeting Proxy Statement            67

management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 27, 2013 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 27, 2013.

The Audit Committee:

Lawrence S. Smith, Chair
Pierre R. Brondeau
Juergen W. Gromer

December 3, 2013

68            2014 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 4—ELECTION OF INDEPENDENT PROXY

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, be elected to serve as the independent proxy at the company's 2015 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2015 annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders' shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.

2014 Annual General Meeting Proxy Statement            69

 AGENDA ITEM NO. 5—APPROVAL OF ANNUAL REPORT AND FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 27, 2013

Agenda Item No. 5.1—Approval of the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013) be approved.

Explanation

        Our 2013 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 27, 2013 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 27, 2013 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business, organization and strategy. Copies of our 2013 Annual Report and this proxy statement are available on the Internet at http://www.te.com/2014AnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.1.

Agenda Item No. 5.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 be approved.

Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 27, 2013 are contained in our 2013 Annual Report, which accompanies this proxy statement. Our 2013 Annual Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

70            2014 Annual General Meeting Proxy Statement

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 27, 2013 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.2.

Agenda Item No. 5.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 27, 2013 are contained in our 2013 Annual Report, which accompanies this proxy statement. Our 2013 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

2014 Annual General Meeting Proxy Statement            71

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.3.

72            2014 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 27, 2013

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executives of TE Connectivity from liability for their activities during the fiscal year ended September 27, 2013.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 27, 2013. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 27, 2013 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.

2014 Annual General Meeting Proxy Statement            73

AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2014

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2014.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2014.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 27, 2013 and September 28, 2012 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2013 and 2012 Fees

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$15,210,000	$15,846,000
Tax Fees	257,000	427,000
All Other Fees	33,000	98,000

Total	$15,500,000	$16,371,000

        Audit fees for the fiscal years ended September 27, 2013 and September 28, 2012 were for professional services rendered for the annual audits of the consolidated financial statements of the company, including the audits of internal control over financial reporting, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, registration statements and statutory audits and regulatory filings in foreign jurisdictions.

        Tax fees for the fiscal years ended September 27, 2013 and September 28, 2012 were primarily for tax compliance services.

        Other fees for the fiscal years ended September 27, 2013 and September 28, 2012 were for subscriptions and miscellaneous advisory services.

        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

74            2014 Annual General Meeting Proxy Statement

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees pre-approved by the Audit Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Audit Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.1.

Agenda Item No. 7.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

2014 Annual General Meeting Proxy Statement            75

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.2.

Agenda Item No. 7.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.3.

76            2014 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis, the Fiscal 2013 Summary Compensation Table, and related tables and discussions in this proxy statement.

Explanation

        This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as "say-on-pay."

        As described in our CD&A, which begins on page 32, TE Connectivity's executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer's role and performance assessment, and consults with an independent compensation consultant.

        Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity's executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

  •
  For fiscal 2013, 50% of the value of each executive officer's annual long-term incentive award is in the form of stock options and 30% is in the form of performance stock units to drive long-term performance and alignment with shareholder interests.

  •
  Awards of stock options and restricted stock units have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.

  •
  Our annual incentive plan incorporates five financial or operational performance metrics in order to properly balance risk with compensation incentives.

  •
  The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.

  •
  Our compensation risk assessment process has determined that our incentive compensation programs are not reasonably likely to create a material risk to the company.

  •
  Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

  •
  Our Change in Control Severance Plan only pays upon a change-in-control termination (i.e., a "double trigger") and does not permit the payment of any gross-up amounts.

        Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal 2013, performance-based incentives constituted at least 57%, and as much as 87%, of compensation for the named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the company has not met its target performance measures and relatively high in years in which company performance has been strong.

2014 Annual General Meeting Proxy Statement            77

        We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

        We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2014 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2013 Summary Compensation Table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.

78            2014 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 9—APPROPRIATION OF AVAILABLE
EARNINGS FOR FISCAL YEAR 2013

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve an appropriation of CHF 48,852,113.00 from unappropriated accumulated earnings, as reflected in our Swiss statutory balance sheet for the fiscal year ended September 27, 2013, to create a general reserve on our Swiss statutory balance sheet. Our Board of Directors further proposes that the remaining balance of unappropriated accumulated earnings, CHF 1,045 million, be carried forward in available earnings.

Explanation

        Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. Article 671 of the Swiss Code requires the appropriation of 5% of annual profit, up to a maximum of 20% of share capital, as a general reserve. The general reserve is a legal reserve that is not distributable.

        At September 28, 2012, our balance sheet in our Swiss statutory financial statements reflected an unappropriated accumulated deficit of CHF 1,860 million. Based on this deficit position, we were not required to appropriate a percentage of annual profit for the general reserve. The annual profit for the fiscal year ended September 27, 2013 reflected in our Swiss statutory financial statements resulted in accumulated earnings on our balance sheet as of September 27, 2013, requiring us to establish the general reserve.

        In accordance with article 671 of the Swiss Code, we are seeking approval to appropriate CHF 48,852,113.00 from unappropriated accumulated earnings to establish a general reserve. This amount represents the lesser of (i) 5% of accumulated earnings as of September 27, 2013, or CHF 54,700,000.00, and (ii) 20% of share capital, or CHF 48,852,113.00, which is the maximum amount required to be appropriated as the general reserve under article 671.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 9.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.

2014 Annual General Meeting Proxy Statement            79

 AGENDA ITEM NO. 10—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        By resolutions adopted on December 3, 2013, our Board of Directors declared it advisable to make a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.16 per issued share to be calculated as described in the resolution below, such dividend to be paid out of reserves from capital contributions as determined for Swiss statutory purposes on the dates designated below in four equal quarterly installments of US$ 0.29 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2014 and ending in the second fiscal quarter of 2015.

        Our Board of Directors directed that this motion be submitted for consideration by our shareholders at the Annual General Meeting.

Background

        Under Swiss law, the allocation of profits, in particular the declaration of dividends, is to be resolved by the shareholders. To that end, you are being asked to vote to declare a dividend as put forward in the motion of our Board of Directors. Under Swiss law we can make distributions to shareholders in the form of a dividend from reserves from capital contributions that will be free of Swiss withholding tax.

        We are seeking your declaration of a dividend of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid on such dates and to shareholders of record on such dates as designated below in four equal quarterly installments of US$ 0.29 per share from reserves from capital contributions, in accordance with the exchange ratio of Swiss francs ("CHF") per one U.S. dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Annual General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the dividend, we will (1) multiply US$ 1.16 by the Rate, (2) round the resulting CHF amount up to the nearest 0.04 multiple of a Swiss franc (the "Dividend") and (3) divide the Dividend by four, which result we refer to as the "Installment." To convert the Dividend to the USD amount that shareholders of record will receive in four equal quarterly installments, each Installment will be converted from Swiss francs to U.S. dollars by (1) dividing the Installment by the Rate, and (2) rounding this result down to the nearest US$ 0.01. The first installment of the Dividend ($0.29 in USD) will be paid on June 13, 2014 to shareholders of record at the close of business on May 30, 2014. The second installment of the Dividend ($0.29 in USD) will be paid on September 12, 2014 to shareholders of record at the close of business on August 29, 2014. The third installment of the Dividend ($0.29 in USD) will be paid on December 12, 2014 to shareholders of record at the close of business on November 28, 2014. The fourth installment of the Dividend ($0.29 in USD) will be paid on March 13, 2015 to shareholders of record at the close of business on February 27, 2015.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors and the Rate. Immediately following the resolution, we provide an illustrative example of the text of the resolution based on an assumption as to the Rate.

80            2014 Annual General Meeting Proxy Statement

        The shareholder resolution approving the foregoing is as follows:

  IT IS RESOLVED, that a dividend of CHF [    •    ] per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[    •    ]), (1) on June 13, 2014 to the shareholders of record on May 30, 2014, (2) on September 12, 2014 to the shareholders of record on August 29, 2014, (3) on December 12, 2014 to the shareholders of record on November 28, 2014, and (4) on March 13, 2015 to the shareholders of record on February 27, 2015; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Illustrative Example of Text of Shareholder Resolution

        Assuming that the Rate is 0.9104, the text of the shareholder resolution would be as follows (with illustrative numbers presented in italics):

  IT IS RESOLVED, that a dividend of CHF [1.08] per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.27] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [0.9104] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[0.29]), (1) on June 13, 2014 to the shareholders of record on May 30, 2014, (2) on September 12, 2014 to the shareholders of record on August 29, 2014, (3) on December 12, 2014 to the shareholders of record on November 28, 2014, and (4) on March 13, 2015 to the shareholders of record on February 27, 2015; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 10.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.

2014 Annual General Meeting Proxy Statement            81

AGENDA ITEM NO. 11—AUTHORIZATION RELATING TO SHARE
REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,000,000,000. The shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2015 annual general meeting of shareholders for cancellation and a share capital reduction (amendment to articles of association) any shares purchased by TE Connectivity Ltd. under this authorization through the fiscal quarter ending December 26, 2014 intended to be cancelled and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion intended to be cancelled would be submitted to shareholders for cancellation at subsequent annual general meetings, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in October 2013 that the Board of Directors had approved an additional USD 1,000,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would be excluded from this shareholder authorization and would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,000,000,000, (2) the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (3) the legal reserves for treasury shares may be created by reclassifying unappropriated accumulated earnings, and (4) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be submitted for approval to the annual general meeting of shareholders held in 2015 and, if necessary, the annual general meeting of shareholders held in future years, provided

82            2014 Annual General Meeting Proxy Statement

  that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 11.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11.

2014 Annual General Meeting Proxy Statement            83

 AGENDA ITEM NO. 12—APPROVAL OF SHARE CAPITAL REDUCTION FOR SHARES
ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that 9,456,526 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 29, 2012 and ending December 27, 2013 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 5,390,219.82 to CHF 238,870,345.17. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during the second, third and fourth fiscal quarters of 2013 and the first fiscal quarter of 2014 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2014.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 4, 2014 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 244,260,564.99 shall be reduced by the amount of CHF 5,390,219.82 to CHF 238,870,345.17 by cancelling 9,456,526 registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 4, 2014 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and

84            2014 Annual General Meeting Proxy Statement

  3.
  the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 244,260,564.99. It is divided into 428,527,307 registered shares with a par value of CHF 0.57 each.	[1]The Company's share capital is CHF 238,870,345.17. It is divided into 419,070,781 registered shares with a par value of CHF 0.57 each.
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 6 March 2015 by an amount not exceeding CHF 122,130,282.21 through the issuance of up to 214,263,653 fully paid up registered shares with a par value of CHF 0.57 each.
[1]The Board of Directors is authorized to increase the share capital at any time until 6 March 2015 by an amount not exceeding CHF 119,435,172.30 through the issuance of up to 209,535,390 fully paid up registered shares with a par value of CHF 0.57 each.
Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 122,130,282.21 through the issue of a maximum of 214,263,653 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]
[1]The share capital of the Company shall be increased by an amount not exceeding CHF 119,435,172.30 through the issue of a maximum of 209,535,390 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 12.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 12.

2014 Annual General Meeting Proxy Statement            85

 AGENDA ITEM NO. 13—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 13.

 ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 27, 2013 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures, are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TE CONNECTIVITY 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2015 Annual General Meeting of Shareholders will be held on or about March 4, 2015.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2015 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity's Secretary no later than September 19, 2014. The notice of proposal must

86            2014 Annual General Meeting Proxy Statement

comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

2014 Annual General Meeting Proxy Statement            87

APPENDIX A

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense; Electronic, Electrical & Scientific Equipment & Components; Industrial Manufacturing

3M Company	Invensys Controls
Aerojet General Corporation	IPEX, Inc.
Alliant Techsystems Inc.	ITT Corporation
AMETEK Inc.	Jabil Circuit Inc.
AMSTED Industries Incorporated	Johns Manville Corporation
A. O. Smith Corporation	Kyocera Corporation
Arrow Electronics, Inc.	L-3 Communications Holdings Inc.
BAE Systems PLC	Lincoln Electric Holdings, Inc.
Bechtel Systems & Infrastructure, Inc.	Makino
Ball Corp.	The Manitowoc Company, Inc.
Barnes Group Inc.	Matthews International Corporation
The Boeing Company	Menasha Forest Products Corp.
BorgWarner Inc.	Milacron LLC
Calgon Carbon Corporation	Mine Safety Appliances Company
Caterpillar Inc.	MTS Systems Corporation
Connell Limited Partnership	Northrop Grumman Corporation
Corning Incorporated	Nypro, Inc.
Curtiss-Wright Corporation	Owens-Illinois Inc.
Deere & Company	Pall Corporation
Donaldson Co. Inc.	Parker Hannifin Corporation
Eaton Corporation	Regal-Beloit Corporation
Emerson Electric Co.	Rockwell Automation Inc.
EnPro Industries, Inc.	Rockwell Collins Inc.
Esterline Technologies Corporation	Rolls-Royce North America (USA) Holdings Co.
Exelis Inc.	SAIC, Inc.
Flowserve Corporation	Sonoco Products Co.
GAF Materials Corporation (Canada)	Spirit AeroSystems Holdings, Inc.
Gates Corporation	SPX Corporation
GenCorp Inc.	Terex Corporation
General Dynamics Corporation	Textron Inc.
Goodyear Tire & Rubber Company	Toro Co.
Graco Inc.	Trinity Industries, Inc.
Harman International Industries, Incorporated	United Technologies Corporation
HD Supply, Inc.	W.W. Grainger, Inc.
Hexcel Corporation	Worthington Industries, Inc.
Husky Injection Molding Systems Ltd.	Xerium Technologies, Inc.
Illinois Tool Works Inc.	Xylem Inc.
Ingersoll-Rand

2014 Annual General Meeting Proxy Statement            A-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: This proxy card is valid only when signed and dated. M64694-P45226 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain ! ! ! ! ! ! 1a. Pierre R. Brondeau 1b. Juergen W. Gromer 1c. William A. Jeffrey 1d. Thomas J. Lynch 1e. Yong Nam 1f. Daniel J. Phelan 1g. Frederic M. Poses 1h. Lawrence S. Smith 1i. Paula A. Sneed 1j. David P. Steiner 3a. Daniel J. Phelan 1k. John C. Van Scoter 3b. Paula A. Sneed 1l. Laura H. Wright 3c. David P. Steiner 1. ELECTION OF DIRECTORS 5.1 To approve the 2013 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2013 and the consolidated financial statements for the fiscal year ended September 27, 2013) 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 3. To elect the individual members of the Management Development & Compensation Committee 4. To elect Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the meeting, as the independent proxy 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors Mark Here for Address Change or Comments (see reverse) 5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2013 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 27, 2013 7.1 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2014 7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity 7.3 To elect PricewaterhouseCoopers, AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 8. An advisory vote to approve executive compensation 9. To approve the appropriation of available earnings for fiscal year 2013 10. To approve a dividend payment to shareholders in a Swiss franc amount equal to US 1.16 per issued share to be paid in four equal quarterly installments of US 0.29 starting with the third fiscal quarter of 2014 and ending in the second fiscal quarter of 2015 pursuant to the terms of the dividend resolution 12. To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association 13. To approve any adjournments or postponements of the Annual General Meeting 11. To approve an authorization relating to TE Connectivity's share repurchase program TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN SWITZERLAND Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855 United States of America so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014. The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof). The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy, to vote at the Annual General Meeting all of his/her shares as set out below:

M64695-P45226 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/2014AnnualMeeting. Annual General Meeting of Shareholders of TE Connectivity Ltd. March 4, 2014 2:00 p.m., Central European Time 8:00 a.m., Eastern Standard Time Dolder Grand Hotel, Zürich, Switzerland. In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 3, 2014. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation ("TE Connectivity"), or any adjournment or postponement thereof (the "Meeting"), to be held on March 4, 2014 at 2:00 p.m., Central European Time, at the Dolder Grand Hotel, Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd. (the "Independent Proxy") with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. Jvo Grundler c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America Please indicate on the reverse side of this card how the shares are to be voted. If this card is returned duly signed but without any indication as to how the shares are to be voted in respect of any of the resolutions described on the reverse side, the Independent Proxy will abstain from voting the shares. PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)